UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04257

Deutsche DWS Variable Series I

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2023

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

December 31, 2023
Annual Report
Deutsche DWS Variable Series I
DWS Capital Growth VIP

Contents
3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Other Information
21	Information About Your Fund's Expenses
22	Tax Information
22	Proxy Voting
23	Advisory Agreement Board Considerations and Fee Evaluation
26	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Performance SummaryDecember 31, 2023 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of each prospectus dated May 1, 2023 are 0.49% and 0.76% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
Russell 1000® Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,857	$11,784	$22,470	$35,722
	Average annual total return	38.57%	5.62%	17.58%	13.58%
Russell 1000® Growth Index	Growth of $10,000	$14,268	$12,901	$24,368	$39,972
	Average annual total return	42.68%	8.86%	19.50%	14.86%
DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$13,817	$11,691	$22,181	$34,800
	Average annual total return	38.17%	5.34%	17.27%	13.28%
Russell 1000® Growth Index	Growth of $10,000	$14,268	$12,901	$24,368	$39,972
	Average annual total return	42.68%	8.86%	19.50%	14.86%
The growth of $10,000 is cumulative.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 3

Management Summary December 31, 2023 (Unaudited)
The Fund returned 38.57% (Class A shares, unadjusted for contract charges) in 2023, but it trailed the 42.68% return for the Russell 1000® Growth Index.
U.S. equities produced a robust gain in 2023. Investors were encouraged by economic data and corporate earnings results that exceeded the depressed expectations in place at the start of the year. In addition, the U.S. Federal Reserve (the Fed) slowed its pace of interest rate increases as inflation waned. Late in the year, investors began to anticipate that the Fed would start to cut rates in 2024 — a favorable shift that propelled equities sharply higher in November and December of 2023 and helped most major indexes finish the year at or near all-time highs. Growth stocks performed particularly well, with the 42.68% gain for the Russell 1000 Growth Index exceeding the 26.53% return of the broad-based Russell 1000® Index by a wide margin. In a time of uncertainty about the economy, investors gravitated toward companies seen as having the most reliable earnings. Mega-cap technology stocks, in particular, were key beneficiaries of this trend.
Stock selection in healthcare was the primary cause of the Fund’s underperformance in the annual period. Our long-time holding in Thermo Fisher Scientific, Inc. — a global leader in life science tools and services — was the largest detractor in both the sector and the portfolio as a whole. Although the company maintained solid execution across its core businesses, the stock faced concerns about unsteady macro conditions (particularly in China), customer destocking, a decline in COVID-related revenues, and a weaker funding environment for biotech companies. Danaher Corp., Dexcom, Inc., and Hologic, Inc. were other notable detractors in healthcare. We also lagged the benchmark in the consumer discretionary sector, primarily as a result of a zero weighting in Tesla, Inc. and an underweight in Amazon.com, Inc. A position in Planet Fitness, Inc. was an additional detractor of note. Although the stock moved sharply higher in the fourth quarter, it lagged over the full year due to a sudden management change and continued uncertainty about its unit expansion plan.
Sector allocations, while not typically a major driver of Fund performance, also played a role in its relative weakness. Overweights in the underperforming financials and health care sectors were the most notable detractors. However, we benefited from an underweight in consumer staples and a zero weighting in energy.
On the other hand, stock selection in industrials made a strong contribution to relative performance. Uber Technologies, Inc., performed well due to rising bookings and a significant increase in its profitability, while Trex Co., Inc. and TransDigm Group, Inc. each moved higher behind robust growth. A number of holdings in the information technology and communication services sector contributed as well. ServiceNow, Inc., gained ground due to several better-than-expected earnings reports and anticipation that it could be a beneficiary of the growth in artificial intelligence. Spotify Technology SA was an additional contributor, as the company exceeded expectations on subscriber trends, reported strong user-engagement metrics, and achieved continued profit margin improvement. Synopsys, Inc., a semiconductor services company that leveraged artificial intelligence (AI) to maintain its business momentum, was another top performer in 2023.
In terms of portfolio positioning, we continue to find some of the most compelling opportunities in healthcare. Although this was a disappointing area for the Fund in the past year, we see catalysts in the form of new product releases, easing supply chain pressures, and rising utilization rates. We also favor the consumer sector, particularly housing-related companies, and information technology, highlighted by the software, services, and cloud infrastructure industries. We believe the industrial sector is another interesting area, with a wide range of companies positioned to benefit from trends such as reshoring and near-shoring, mega projects, fiscal stimulus programs, electrification and automation, the energy transition, and modernization of aging infrastructure.
In managing the Fund, we seek to avoid being influenced by the current consensus narrative and focus instead on identifying companies that can solve real-world problems and that we believe are on the right side of change. The characteristics we look for in companies remain constant and combine elements of defensiveness (i.e., balance sheet quality, financial flexibility, and shareholder-oriented capital allocation) as well as offensiveness (innovation leadership, management quality, and strong business models). With many stocks at full or rich valuation multiples despite having produced above-trend earnings in recent years, we need to have confidence in continued or accelerating earnings growth. We believe this is a prudent approach in an environment of continued uncertainty.

4 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Sebastian P. Werner, PhD, Head of Investment Strategy Equity
Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000® Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Overweight means that a fund holds a higher weighting in a given sector or security than its benchmark index. Underweight means that a fund holds a lower weighting.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 5

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio)	12/31/23	12/31/22
Common Stocks	98%	95%
Cash Equivalents	2%	5%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents)	12/31/23	12/31/22
Information Technology	42%	43%
Health Care	14%	17%
Communication Services	11%	10%
Financials	11%	6%
Consumer Discretionary	9%	11%
Industrials	6%	7%
Consumer Staples	4%	3%
Real Estate	2%	2%
Materials	1%	1%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Investment Portfolioas of December 31, 2023

	Shares	Value ($)
Common Stocks 97.9%
Communication Services 11.4%
Entertainment 3.1%
Live Nation Entertainment, Inc.*	68,810	6,440,616
Netflix, Inc.*	24,659	12,005,974
ROBLOX Corp. "A"*	110,563	5,054,941
Spotify Technology SA*	37,454	7,037,981
		30,539,512
Interactive Media & Services 7.3%
Alphabet, Inc. "A"*	175,375	24,498,134
Alphabet, Inc. "C"*	160,955	22,683,388
Meta Platforms, Inc. "A"*	68,939	24,401,648
		71,583,170
Wireless Telecommunication Services 1.0%
T-Mobile U.S., Inc.	58,578	9,391,811
Consumer Discretionary 8.8%
Broadline Retail 4.4%
Amazon.com, Inc.*	285,145	43,324,931
Hotels, Restaurants & Leisure 0.9%
DraftKings, Inc. "A"*	93,656	3,301,374
Planet Fitness, Inc. "A"*	73,241	5,346,593
		8,647,967
Specialty Retail 1.7%
Burlington Stores, Inc.*	21,729	4,225,856
Home Depot, Inc.	37,247	12,907,948
		17,133,804
Textiles, Apparel & Luxury Goods 1.8%
Lululemon Athletica, Inc.*	20,175	10,315,276
NIKE, Inc. "B"	64,584	7,011,885
		17,327,161
Consumer Staples 3.7%
Beverages 0.9%
Constellation Brands, Inc. "A"	35,131	8,492,919
Consumer Staples Distribution & Retail 1.7%
Costco Wholesale Corp.	24,838	16,395,067
Personal Care Products 1.1%
Estee Lauder Companies, Inc. "A"	43,470	6,357,488
Kenvue, Inc.	232,240	5,000,127
		11,357,615
Financials 11.0%
Capital Markets 1.7%
Intercontinental Exchange, Inc.	127,064	16,318,830
Consumer Finance 0.5%
American Express Co.	26,197	4,907,746
	Shares	Value ($)
Financial Services 5.2%
Global Payments, Inc.	38,560	4,897,120
Mastercard, Inc. "A"	57,474	24,513,236
Visa, Inc. "A"	84,295	21,946,203
		51,356,559
Insurance 3.6%
Progressive Corp.	218,512	34,804,591
Health Care 13.8%
Biotechnology 0.4%
Exact Sciences Corp.*	60,683	4,489,328
Health Care Equipment & Supplies 6.8%
Becton Dickinson & Co.	27,644	6,740,436
Boston Scientific Corp.*	175,695	10,156,928
Dexcom, Inc.*	154,906	19,222,286
Hologic, Inc.*	109,025	7,789,836
Intuitive Surgical, Inc.*	23,269	7,850,030
Stryker Corp.	38,680	11,583,113
The Cooper Companies, Inc.	9,372	3,546,740
		66,889,369
Health Care Providers & Services 1.9%
agilon health, Inc.*	283,207	3,554,248
UnitedHealth Group, Inc.	28,630	15,072,837
		18,627,085
Life Sciences Tools & Services 3.5%
Danaher Corp.	41,969	9,709,109
Thermo Fisher Scientific, Inc.	45,908	24,367,507
		34,076,616
Pharmaceuticals 1.2%
Zoetis, Inc.	58,258	11,498,381
Industrials 5.7%
Aerospace & Defense 0.6%
TransDigm Group, Inc.	5,313	5,374,631
Building Products 0.6%
Trex Co., Inc.*	73,008	6,044,332
Construction & Engineering 0.4%
Quanta Services, Inc.	16,462	3,552,500
Electrical Equipment 1.3%
AMETEK, Inc.	77,617	12,798,267
Ground Transportation 1.1%
Uber Technologies, Inc.*	181,099	11,150,265
Machinery 0.5%
Deere & Co.	12,325	4,928,398
Professional Services 1.2%
TransUnion	66,702	4,583,094
Verisk Analytics, Inc.	29,058	6,940,794
		11,523,888
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 7

	Shares	Value ($)
Information Technology 41.0%
IT Services 0.3%
Cloudflare, Inc. "A"*	40,885	3,404,085
Semiconductors & Semiconductor Equipment 7.9%
Advanced Micro Devices, Inc.*	53,879	7,942,303
Analog Devices, Inc.	25,568	5,076,782
Applied Materials, Inc.	61,196	9,918,036
MKS Instruments, Inc.	33,580	3,454,375
NVIDIA Corp.	102,599	50,809,077
		77,200,573
Software 23.6%
Adobe, Inc.*	25,798	15,391,086
Aspen Technology, Inc.*	21,487	4,730,363
Atlassian Corp. "A"*	16,161	3,844,055
Box, Inc. "A"*	208,715	5,345,191
Dynatrace, Inc.*	136,655	7,473,662
Five9, Inc.*	73,813	5,808,345
Guidewire Software, Inc.*	48,071	5,241,662
Intuit, Inc.	23,464	14,665,704
Microsoft Corp.	280,718	105,561,197
Roper Technologies, Inc.	12,745	6,948,192
Salesforce, Inc.*	47,238	12,430,207
ServiceNow, Inc.*	21,404	15,121,712
Synopsys, Inc.*	42,412	21,838,363
Teradata Corp.*	51,334	2,233,542
Workiva, Inc.*	41,884	4,252,482
		230,885,763
Technology Hardware, Storage & Peripherals 9.2%
Apple, Inc.	470,496	90,584,595
	Shares	Value ($)
Materials 0.7%
Construction Materials 0.7%
Vulcan Materials Co.	29,200	6,628,692
Real Estate 1.8%
Industrial REITs 0.8%
Prologis, Inc.	58,731	7,828,842
Real Estate Management & Development 0.5%
CoStar Group, Inc.*	56,436	4,931,942
Specialized REITs 0.5%
Equinix, Inc.	6,556	5,280,137
Total Common Stocks (Cost $345,834,050)		959,279,372
Cash Equivalents 2.1%
DWS Central Cash Management Government Fund, 5.38% (a) (Cost $20,323,418)	20,323,418	20,323,418

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $366,157,468)	100.0	979,602,790
Other Assets and Liabilities, Net	(0.0)	(207,112)
Net Assets	100.0	979,395,678
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2023 are as follows:
Value ($) at 12/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2023	Value ($) at 12/31/2023
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.27% (a) (b)
—	0 (c)	—	—	—	55,239	—	—	—
Cash Equivalents 2.1%
DWS Central Cash Management Government Fund, 5.38% (a)
38,196,795	128,560,124	146,433,501	—	—	1,008,558	—	20,323,418	20,323,418
38,196,795	128,560,124	146,433,501	—	—	1,063,797	—	20,323,418	20,323,418

*	Non-income producing security.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2023.

REIT: Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$959,279,372	$—	$—	$959,279,372
Short-Term Investments	20,323,418	—	—	20,323,418
Total	$979,602,790	$—	$—	$979,602,790

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 9

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2023

Assets
Investments in non-affiliated securities, at value (cost $345,834,050)	$959,279,372
Investment in DWS Central Cash Management Government Fund (cost $20,323,418)	20,323,418
Cash	10,000
Receivable for Fund shares sold	473,033
Dividends receivable	462,022
Interest receivable	58,658
Other assets	21,637
Total assets	980,628,140
Liabilities
Payable for Fund shares redeemed	743,469
Accrued management fee	304,318
Accrued Trustees' fees	12,121
Other accrued expenses and payables	172,554
Total liabilities	1,232,462
Net assets, at value	$979,395,678
Net Assets Consist of
Distributable earnings (loss)	693,972,596
Paid-in capital	285,423,082
Net assets, at value	$979,395,678
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($975,175,655 ÷ 25,769,843 outstanding shares of beneficial interest, $0.01 par value, unlimited number of shares authorized)	$37.84
Class B
Net Asset Value, offering and redemption price per share ($4,220,023 ÷ 112,611 outstanding shares of beneficial interest, $0.01 par value, unlimited number of shares authorized)	$37.47
for the year ended December 31, 2023

Investment Income
Income:
Dividends	$5,191,990
Income distributions — DWS Central Cash Management Government Fund	1,008,558
Securities lending income, net of borrower rebates	55,239
Total income	6,255,787
Expenses:
Management fee	3,270,380
Administration fee	852,505
Services to shareholders	2,288
Record keeping fee (Class B)	294
Distribution service fee (Class B)	10,503
Custodian fee	2,177
Professional fees	82,569
Reports to shareholders	29,215
Trustees' fees and expenses	30,898
Other	48,973
Total expenses	4,329,802
Net investment income	1,925,985
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	79,385,584
Change in net unrealized appreciation (depreciation) on investments	202,209,471
Net gain (loss)	281,595,055
Net increase (decrease) in net assets resulting from operations	$283,521,040
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$1,925,985	$684,448
Net realized gain (loss)	79,385,584	35,845,447
Change in net unrealized appreciation (depreciation)	202,209,471	(405,736,033)
Net increase (decrease) in net assets resulting from operations	283,521,040	(369,206,138)
Distributions to shareholders:
Class A	(36,467,005)	(149,876,386)
Class B	(190,751)	(792,393)
Total distributions	(36,657,756)	(150,668,779)
Fund share transactions:
Class A
Proceeds from shares sold	36,990,468	29,158,356
Reinvestment of distributions	36,467,005	149,876,386
Payments for shares redeemed	(113,385,717)	(117,318,126)
Net increase (decrease) in net assets from Class A share transactions	(39,928,244)	61,716,616
Class B
Proceeds from shares sold	823,604	1,088,278
Reinvestment of distributions	190,751	792,393
Payments for shares redeemed	(2,022,370)	(1,533,338)
Net increase (decrease) in net assets from Class B share transactions	(1,008,015)	347,333
Increase (decrease) in net assets	205,927,025	(457,810,968)
Net assets at beginning of period	773,468,653	1,231,279,621
Net assets at end of period	$979,395,678	$773,468,653

Other Information
Class A
Shares outstanding at beginning of period	26,918,649	24,941,174
Shares sold	1,111,045	822,902
Shares issued to shareholders in reinvestment of distributions	1,199,178	4,608,745
Shares redeemed	(3,459,029)	(3,454,172)
Net increase (decrease) in Class A shares	(1,148,806)	1,977,475
Shares outstanding at end of period	25,769,843	26,918,649
Class B
Shares outstanding at beginning of period	142,697	132,015
Shares sold	24,450	32,085
Shares issued to shareholders in reinvestment of distributions	6,323	24,509
Shares redeemed	(60,859)	(45,912)
Net increase (decrease) in Class B shares	(30,086)	10,682
Shares outstanding at end of period	112,611	142,697
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 11

Financial Highlights
DWS Capital Growth VIP — Class A
	Years Ended December 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$28.58	$49.11	$42.36	$33.24	$27.27
Income (loss) from investment operations:
Net investment income[a]	.07	.03	.03	.09	.17
Net realized and unrealized gain (loss)	10.61	(14.38)	9.29	11.69	9.53
Total from investment operations	10.68	(14.35)	9.32	11.78	9.70
Less distributions from:
Net investment income	(.03 )	(.03 )	(.10 )	(.18 )	(.14 )
Net realized gains	(1.39)	(6.15)	(2.47)	(2.48)	(3.59)
Total distributions	(1.42)	(6.18)	(2.57)	(2.66)	(3.73)
Net asset value, end of period	$37.84	$28.58	$49.11	$42.36	$33.24
Total Return (%)	38.57	(30.74)	22.78	39.04	37.14
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	975	769	1,225	1,127	862
Ratio of expenses (%)[b]	.49	.49	.48	.49	.50
Ratio of net investment income (%)	.22	.08	.08	.25	.55
Portfolio turnover rate (%)	16	7	12	13	11

[a]	Based on average shares outstanding during the period.
[b]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

DWS Capital Growth VIP — Class B
	Years Ended December 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$28.37	$48.87	$42.18	$33.10	$27.16
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01 )	(.06 )	(.08 )	(.00 )*	.09
Net realized and unrealized gain (loss)	10.50	(14.29)	9.24	11.66	9.49
Total from investment operations	10.49	(14.35)	9.16	11.66	9.58
Less distributions from:
Net investment income	—	—	—	(.10 )	(.05 )
Net realized gains	(1.39)	(6.15)	(2.47)	(2.48)	(3.59)
Total distributions	(1.39)	(6.15)	(2.47)	(2.58)	(3.64)
Net asset value, end of period	$37.47	$28.37	$48.87	$42.18	$33.10
Total Return (%)	38.17	(30.91)	22.46	38.70	36.79
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	4	6	6	4
Ratio of expenses (%)[b]	.76	.76	.75	.75	.76
Ratio of net investment income (loss) (%)	(.04 )	(.19 )	(.19 )	(.01 )	.29
Portfolio turnover rate (%)	16	7	12	13	11

[a]	Based on average shares outstanding during the period.
[b]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 13

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of four diversified funds: DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS Capital Growth VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or

14 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. Effective March 27, 2023, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2023, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of December 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2023, the Fund had no securities on loan.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 15

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2023, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$2,553,322
Undistributed long-term capital gains	$78,719,992
Net unrealized appreciation (depreciation) on investments	$612,699,282
At December 31, 2023, the aggregate cost of investments for federal income tax purposes was $366,903,508. The net unrealized appreciation for all investments based on tax cost was $612,699,282. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $624,876,428 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $12,177,146.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2023	2022
Distributions from ordinary income*	$650,599	$5,336,315
Distributions from long-term capital gains	$36,007,157	$145,332,464

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT”) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2023, purchases and sales of investment securities (excluding short-term investments) aggregated $134,290,824 and $192,482,283, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group

16 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.390%
Next $750 million of such net assets	.365%
Over $1 billion of such net assets	.340%
Accordingly, for the year ended December 31, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.372% of the Fund’s average daily net assets.
For the period from January 1, 2023 through September 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.73%
Class B	.99%
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2023, the Administration Fee was $852,505, of which $79,463 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2023
Class A	$1,185	$195
Class B	267	45
	$1,452	$240
Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trust’s Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2023, the Distribution Service Fee aggregated $10,503, of which $878 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,025, of which $143 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 17

market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.
Ownership of the Fund
At December 31, 2023, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 64% and 20%, respectively. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 34%, 27% and 19%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2023.

18 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Capital Growth VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Capital Growth VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I) (the “Trust”), including the investment portfolio, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2024

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 19

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

20 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2023 to December 31, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2023

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,097.80	$1,096.30
Expenses Paid per $1,000*	$2.59	$3.96
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,022.74	$1,021.42
Expenses Paid per $1,000*	$2.50	$3.82

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series I — DWS Capital Growth VIP	.49%	.75%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 21

Tax Information (Unaudited)
The Fund paid distributions of $1.39 per share from net long-term capital gains during its year ended December 31, 2023.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $86,692,000 as capital gain dividends for its year ended December 31, 2023.
For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2023, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

22 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Capital Growth VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2023.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the  Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant as part of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three-and five-year periods ended December 31, 2022, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 23

worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2022.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2022, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance.  The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial

24 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 25

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	68	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board,
Healthways Inc.[2] (population well-being and wellness services)
(2003–2014); Stockwell Capital Investments PLC (private equity); Enron
Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company) (2003–2021); and Prisma Energy International; Former Not-for-
Profit Directorships: Public Radio International; Palm Beach Civic Assn.
		68	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of Corporate Affairs and General
Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former
Chairman of the Board, Southwest Florida Community Foundation
(charitable organization); Former Directorships: ICI Mutual Insurance
Company (2007–2015); Sun Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance,
executive committees)
		68	—

26 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (1972–present); formerly:
Director, The Wharton Financial Institutions Center (1994–2020); Vice Dean
and Director, Wharton Undergraduate Division (1995–2000) and Director,
The Lauder Institute of International Management Studies (2000–2006);
Member FDIC Systemic Risk Advisory Committee (2011–present), member Systemic Risk Council (2012–present) and member of the
Advisory Board of the Yale Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		68	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July 2023); Formerly: Executive
Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive
Committee, Philadelphia Chamber of Commerce (2001–2007); Director,
Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson
Foundation (charitable organization) (1994–2012); President, Chief
Executive Officer and Director (1994–2020) and Senior Advisor
(2020–2021), The Pew Charitable Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare)
(2009–2021); Director, Becton Dickinson and Company[2] (medical technology company) (2012–2022)
		68	Director, The Bridgespan Group (nonprofit organization) (since October 2020)
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Advisory Board Member, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	68	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	68	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head of Fund Administration, Head of Product
Americas and Head of U.S. Mutual Funds, DWS (2017–present); Vice President, DWS Service Company
(2018–present); President, DB Investment Managers, Inc. (2018–present); President and Chief Executive
Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2017–present); Vice President, DWS Investment Management Americas, Inc.
(2023–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Secretary, DWS USA Corporation (2018–2023); Assistant Secretary, DWS
Investment Management Americas, Inc. (2018–2023); Assistant Secretary, DWS Trust Company
(2018–2023); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020); Assistant Secretary, DWS Distributors, Inc.
(2018–2023); Directorships: Director of DWS Service Company (2018–present); Director of DB
Investment Managers, Inc. (2018–present); Director of Episcopalian Charities of New York
(2018–present); Interested Director of The European Equity Fund, Inc., The New Germany Fund, Inc. and
The Central and Eastern Europe Fund, Inc. (2020–present); Director of ICI Mutual Insurance Company
(2020–present); Director of DWS USA Corporation (2023–present); Director of DWS Investment
Management Americas, Inc. (2023–present); and Manager of DBX Advisors LLC. (2023–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

Deutsche DWS Variable Series I — DWS Capital Growth VIP	| 27

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present); Assistant Secretary, DWS Service Company
(2018–present); Assistant Secretary of U.S. Mutual Funds, DWS (2019–present); Assistant Secretary,
DWS USA Corporation (2023–present); Assistant Secretary, DBX Advisors, LLC (2023–present);
Assistant Secretary, DWS Investment Management Americas, Inc. (2023–present); Assistant Clerk, DWS
Trust Company (2023–present); formerly, Legal Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Yvonne Wong[8] (1960) Assistant Treasurer, since December 1, 2023	Fund Administration (Senior Analyst), DWS; Assistant Treasurer, DBX ETF Trust (since November 14, 2023)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company
(2021–present); AML Officer, DBX ETF Trust (2021–present); AML Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2021–present);
formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity
500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds,
Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS
Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS
Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry and
Ms. Daugherty are each an Advisory Board Member of various Trusts/Corporations comprised of 47 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

28 |	Deutsche DWS Variable Series I — DWS Capital Growth VIP

Notes

Notes

Notes

VS1capgro-2  (R-025820-13 2/24)

December 31, 2023
Annual Report
Deutsche DWS Variable Series I
DWS Core Equity VIP

Contents
3	Performance Summary
4	Management Summary
5	Portfolio Summary
6	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Other Information
21	Information About Your Fund's Expenses
22	Tax Information
22	Proxy Voting
23	Advisory Agreement Board Considerations and Fee Evaluation
26	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Fund management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. The Fund may lend securities to approved institutions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Please read the prospectus for more information.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Performance SummaryDecember 31, 2023 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of each prospectus dated May 1, 2023 are 0.61% and 0.93% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Core Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,557	$13,290	$20,112	$29,848
	Average annual total return	25.57%	9.95%	15.00%	11.56%
Russell 1000 Index	Growth of $10,000	$12,653	$12,940	$20,572	$30,522
	Average annual total return	26.53%	8.97%	15.52%	11.80%
DWS Core Equity VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$12,517	$13,179	$19,805	$28,973
	Average annual total return	25.17%	9.64%	14.65%	11.22%
Russell 1000 Index	Growth of $10,000	$12,653	$12,940	$20,572	$30,522
	Average annual total return	26.53%	8.97%	15.52%	11.80%
The growth of $10,000 is cumulative.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 3

Management Summary December 31, 2023 (Unaudited)
The Fund returned 25.57% in 2023 (Class A shares, unadjusted for contract charges), underperforming the 26.53% return of its benchmark, the Russell 1000® Index.
U.S. equities produced a strong gain in 2023. Investors were encouraged by economic data and corporate earnings results that exceeded the depressed expectations in place at the start of the year. In addition, the U.S. Federal Reserve (the Fed) slowed the pace of its interest rate increases as inflation waned. Late in the year, market participants began to anticipate that the Fed would start to cut rates in 2024. This favorable shift caused equities to move sharply higher in November and December of 2023, propelling the Russell 1000 Index near its all-time high by year-end.
While these conditions helped the Fund produce a robust total return, it fell short of the benchmark due to a few aspects of our stock selection. Nearly all of the Fund’s modest shortfall was the result of selection in the healthcare sector. A position in Moderna, Inc.* experienced a meaningful decline on uncertainty about the company’s ability to replace waning revenues from COVID-19 vaccines. We also lost some relative performance from positions in insurance stocks — including Centene Corp., Elevance Health, Inc., and Cigna Group — that were adversely affected by concerns about rising interest rates. A zero weighting in Eli Lilly & Co., whose shares surged due to mounting optimism surrounding the potential addressable market for its weight-loss drug, was an additional detractor of note.
We also underperformed in information technology, primarily as a result of an underweight in the semiconductor company NVIDIA Corp. Our average weighting in the stock was less than two-thirds of its index weight, which was enough to hurt results given that it surged nearly 240% on optimism it will emerge as the largest winner from the growth of artificial intelligence (AI). With that said, overweight positions in Microsoft Corp., Apple, Inc., and Advanced Micro Devices, Inc. helped offset much of the shortfall.
We generated the strongest results in the consumer staples sector, led by a position in the beauty products company Coty, Inc. The stock rallied sharply after reporting robust sales and announcing an improved outlook. Underweights in a number of food/beverage stocks that lagged in the rotation away from defensive companies was a further plus. Positioning in communication services contributed to performance as well. In that sector, we benefited from an overweight position in Spotify Technology SA, which reported strong user-engagement metrics, exceeded expectations for subscriber trends, and achieved profit margin improvement thanks to efficiency gains and better pricing for its music streaming service. Outside of these two sectors, the building-products company Owens Corning was the top contributor to relative performance. The stock delivered a robust gain behind continued strength in the homebuilding industry more broadly.
As always, we gradually shifted the portfolio based on the input from our models, rather than making any wholesale changes or “betting” on specific styles or sectors.
Pankaj Bhatnagar, PhD, Head of Investment Strategy Equity
Di Kumble, CFA, Senior Portfolio Manager Equity
Arno V. Puskar, Senior Portfolio Manager Equity
Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Overweight means that a fund holds a higher weighting in a given sector compared with its benchmark index. Underweight means that a fund holds a lower weighting.
*
Not held at December 31, 2023.

4 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/23	12/31/22
Common Stocks	100%	99%
Cash Equivalents	0%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/23	12/31/22
Information Technology	27%	25%
Consumer Discretionary	13%	11%
Financials	12%	11%
Health Care	12%	16%
Industrials	11%	9%
Communication Services	8%	7%
Consumer Staples	6%	7%
Energy	4%	5%
Real Estate	3%	3%
Materials	2%	3%
Utilities	2%	3%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 6.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 5

Investment Portfolioas of December 31, 2023

	Shares	Value ($)
Common Stocks 99.8%
Communication Services 7.7%
Entertainment 1.0%
Spotify Technology SA*	5,909	1,110,360
Interactive Media & Services 5.6%
Alphabet, Inc. "A"*	4,239	592,146
Alphabet, Inc. "C"*	24,733	3,485,622
Meta Platforms, Inc. "A"*	5,858	2,073,498
		6,151,266
Wireless Telecommunication Services 1.1%
T-Mobile U.S., Inc.	7,558	1,211,774
Consumer Discretionary 12.6%
Automobiles 0.8%
Tesla, Inc.*	1,531	380,423
Thor Industries, Inc.	4,380	517,935
		898,358
Broadline Retail 4.1%
Amazon.com, Inc.*	20,676	3,141,511
Macy's, Inc.	65,483	1,317,518
		4,459,029
Distributors 0.3%
Genuine Parts Co.	2,629	364,117
Diversified Consumer Services 0.3%
ADT, Inc.	50,484	344,301
Hotels, Restaurants & Leisure 2.5%
DraftKings, Inc. "A"*	26,749	942,902
Hilton Worldwide Holdings, Inc.	5,415	986,018
Hyatt Hotels Corp. "A"	5,873	765,898
		2,694,818
Household Durables 1.0%
PulteGroup, Inc.	4,629	477,805
Whirlpool Corp.	5,210	634,422
		1,112,227
Leisure Products 0.9%
Brunswick Corp.	6,065	586,789
Hasbro, Inc.	7,954	406,131
		992,920
Specialty Retail 0.5%
Bath & Body Works, Inc.	12,003	518,049
Textiles, Apparel & Luxury Goods 2.2%
Deckers Outdoor Corp.*	1,201	802,785
Lululemon Athletica, Inc.*	953	487,259
PVH Corp.	9,418	1,150,126
		2,440,170
Consumer Staples 6.1%
Beverages 2.6%
Coca-Cola Co.	18,719	1,103,111
	Shares	Value ($)
Constellation Brands, Inc. "A"	5,138	1,242,111
Molson Coors Beverage Co. "B"	8,152	498,984
		2,844,206
Consumer Staples Distribution & Retail 0.8%
Walmart, Inc.	5,672	894,191
Household Products 1.1%
Church & Dwight Co., Inc.	12,758	1,206,396
Personal Care Products 1.2%
Coty, Inc. "A"*	104,123	1,293,208
Tobacco 0.4%
Philip Morris International, Inc.	5,444	512,171
Energy 3.8%
Energy Equipment & Services 0.9%
Schlumberger NV	18,429	959,045
Oil, Gas & Consumable Fuels 2.9%
Cheniere Energy, Inc.	7,194	1,228,088
HF Sinclair Corp.	35,749	1,986,572
		3,214,660
Financials 12.2%
Banks 4.4%
Bank of America Corp.	20,190	679,797
JPMorgan Chase & Co.	17,687	3,008,559
Wells Fargo & Co.	23,890	1,175,866
		4,864,222
Capital Markets 2.9%
Ameriprise Financial, Inc.	3,465	1,316,111
LPL Financial Holdings, Inc.	3,341	760,478
MSCI, Inc.	1,077	609,205
S&P Global, Inc.	1,178	518,933
		3,204,727
Financial Services 3.3%
Apollo Global Management, Inc.	7,786	725,577
Mastercard, Inc. "A"	1,089	464,470
Visa, Inc. "A"	9,088	2,366,061
		3,556,108
Insurance 1.6%
Aflac, Inc.	5,961	491,782
Cincinnati Financial Corp.	4,829	499,608
Marsh & McLennan Companies, Inc.	4,195	794,827
		1,786,217
Health Care 12.1%
Biotechnology 2.8%
AbbVie, Inc.	9,254	1,434,092
Amgen, Inc.	5,587	1,609,168
		3,043,260
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

	Shares	Value ($)
Health Care Equipment & Supplies 2.2%
Becton Dickinson & Co.	3,531	860,964
Medtronic PLC	6,209	511,498
Stryker Corp.	1,868	559,391
Zimmer Biomet Holdings, Inc.	3,689	448,951
		2,380,804
Health Care Providers & Services 4.2%
Centene Corp.*	18,283	1,356,781
Cigna Group	3,178	951,652
CVS Health Corp.	5,230	412,961
Elevance Health, Inc.	3,064	1,444,860
HCA Healthcare, Inc.	1,643	444,727
		4,610,981
Life Sciences Tools & Services 0.3%
Danaher Corp.	1,661	384,256
Pharmaceuticals 2.6%
Bristol-Myers Squibb Co.	16,671	855,389
Johnson & Johnson	6,901	1,081,663
Merck & Co., Inc.	4,237	461,918
Viatris, Inc.	48,152	521,486
		2,920,456
Industrials 10.6%
Aerospace & Defense 3.1%
Curtiss-Wright Corp.	2,478	552,073
Lockheed Martin Corp.	3,959	1,794,377
Textron, Inc.	5,952	478,660
TransDigm Group, Inc.	555	561,438
		3,386,548
Building Products 1.4%
Owens Corning	10,799	1,600,736
Commercial Services & Supplies 1.8%
Veralto Corp.	3,545	291,612
Waste Management, Inc.	9,462	1,694,644
		1,986,256
Electrical Equipment 0.9%
Emerson Electric Co.	4,682	455,699
Sunrun, Inc.*	24,847	487,747
		943,446
Machinery 2.5%
Caterpillar, Inc.	6,680	1,975,076
PACCAR, Inc.	8,528	832,759
		2,807,835
Professional Services 0.9%
Automatic Data Processing, Inc.	2,311	538,394
Verisk Analytics, Inc.	1,853	442,607
		981,001
Information Technology 27.4%
Communications Equipment 0.5%
Cisco Systems, Inc.	11,625	587,295
	Shares	Value ($)
IT Services 0.5%
Accenture PLC "A"	1,586	556,543
Semiconductors & Semiconductor Equipment 6.7%
Advanced Micro Devices, Inc.*	8,574	1,263,893
Intel Corp.	22,907	1,151,077
Lam Research Corp.	1,334	1,044,869
NVIDIA Corp.	4,351	2,154,702
QUALCOMM, Inc.	11,758	1,700,560
		7,315,101
Software 11.4%
Adobe, Inc.*	1,182	705,181
Microsoft Corp.	24,311	9,141,908
Oracle Corp.	19,916	2,099,744
Synopsys, Inc.*	1,033	531,902
		12,478,735
Technology Hardware, Storage & Peripherals 8.3%
Apple, Inc.	47,545	9,153,839
Materials 2.6%
Chemicals 1.3%
Corteva, Inc.	9,977	478,098
DuPont de Nemours, Inc.	4,289	329,953
Linde PLC	1,558	639,886
		1,447,937
Containers & Packaging 0.4%
AptarGroup, Inc.	3,806	470,498
Metals & Mining 0.9%
Nucor Corp.	3,253	566,152
United States Steel Corp.	7,416	360,788
		926,940
Real Estate 2.7%
Health Care REITs 0.2%
Medical Properties Trust, Inc. (a)	52,897	259,724
Industrial REITs 1.1%
Prologis, Inc.	8,691	1,158,510
Residential REITs 0.9%
AvalonBay Communities, Inc.	4,967	929,922
Specialized REITs 0.5%
Iron Mountain, Inc.	8,094	566,418
Utilities 2.0%
Electric Utilities 0.8%
FirstEnergy Corp.	10,273	376,608
NRG Energy, Inc.	10,322	533,648
		910,256
Multi-Utilities 0.5%
WEC Energy Group, Inc.	5,991	504,262
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 7

	Shares	Value ($)
Water Utilities 0.7%
American Water Works Co., Inc.	6,310	832,857
Total Common Stocks (Cost $63,379,983)		109,776,956
Securities Lending Collateral 0.2%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.27% (b) (c) (Cost $277,200)	277,200	277,200
Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 5.38% (b) (Cost $283,620)	283,620	283,620

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $63,940,803)	100.3	110,337,776
Other Assets and Liabilities, Net	(0.3)	(338,975)
Net Assets	100.0	109,998,801
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2023 are as follows:
Value ($) at 12/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2023	Value ($) at 12/31/2023
Securities Lending Collateral 0.2%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.27% (b) (c)
—	277,200 (d)	—	—	—	2,716	—	277,200	277,200
Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 5.38% (b)
1,108,909	10,179,752	11,005,041	—	—	34,104	—	283,620	283,620
1,108,909	10,456,952	11,005,041	—	—	36,820	—	560,820	560,820

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2023 amounted to $259,248, which is 0.2% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2023.

REIT: Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$109,776,956	$—	$—	$109,776,956
Short-Term Investments (a)	560,820	—	—	560,820
Total	$110,337,776	$—	$—	$110,337,776

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 9

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2023

Assets
Investments in non-affiliated securities, at value (cost $63,379,983) — including $259,248 of securities loaned	$109,776,956
Investment in DWS Government & Agency Securities Portfolio (cost $277,200)*	277,200
Investment in DWS Central Cash Management Government Fund (cost $283,620)	283,620
Receivable for Fund shares sold	54
Dividends receivable	101,475
Interest receivable	4,309
Other assets	2,555
Total assets	110,446,169
Liabilities
Payable upon return of securities loaned	277,200
Payable for Fund shares redeemed	41,630
Accrued management fee	34,411
Accrued Trustees' fees	1,574
Other accrued expenses and payables	92,553
Total liabilities	447,368
Net assets, at value	$109,998,801
Net Assets Consist of
Distributable earnings (loss)	53,239,412
Paid-in capital	56,759,389
Net assets, at value	$109,998,801
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($107,848,568 ÷ 8,811,319 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.24
Class B
Net Asset Value, offering and redemption price per share ($2,150,233 ÷ 175,875 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$12.23

*	Represents collateral on securities loaned.
for the year ended December 31, 2023

Investment Income
Income:
Dividends	$1,578,741
Income distributions — DWS Central Cash Management Government Fund	34,104
Securities lending income, net of borrower rebates	2,716
Total income	1,615,561
Expenses:
Management fee	400,398
Administration fee	99,586
Services to shareholders	1,538
Record keeping fee (Class B)	1,550
Distribution service fee (Class B)	5,916
Custodian fee	2,095
Audit fee	51,236
Legal fees	24,107
Tax fees	8,316
Reports to shareholders	22,066
Trustees' fees and expenses	6,198
Other	12,790
Total expenses before expense reductions	635,796
Expense reductions	(12,420)
Total expenses after expense reductions	623,376
Net investment income	992,185
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	6,181,946
Change in net unrealized appreciation (depreciation) on investments	16,308,310
Net gain (loss)	22,490,256
Net increase (decrease) in net assets resulting from operations	$23,482,441
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$992,185	$899,555
Net realized gain (loss)	6,181,946	5,894,820
Change in net unrealized appreciation (depreciation)	16,308,310	(25,769,840)
Net increase (decrease) in net assets resulting from operations	23,482,441	(18,975,465)
Distributions to shareholders:
Class A	(6,659,807)	(15,513,224)
Class B	(172,212)	(453,487)
Total distributions	(6,832,019)	(15,966,711)
Fund share transactions:
Class A
Proceeds from shares sold	2,935,403	4,330,391
Reinvestment of distributions	6,659,807	15,513,224
Payments for shares redeemed	(12,139,488)	(12,624,334)
Net increase (decrease) in net assets from Class A share transactions	(2,544,278)	7,219,281
Class B
Proceeds from shares sold	511,434	8,245
Reinvestment of distributions	172,212	453,487
Payments for shares redeemed	(1,637,774)	(351,770)
Net increase (decrease) in net assets from Class B share transactions	(954,128)	109,962
Increase (decrease) in net assets	13,152,016	(27,612,933)
Net assets at beginning of period	96,846,785	124,459,718
Net assets at end of period	$109,998,801	$96,846,785

Other Information
Class A
Shares outstanding at beginning of period	8,984,214	8,323,929
Shares sold	265,272	350,141
Shares issued to shareholders in reinvestment of distributions	649,104	1,398,848
Shares redeemed	(1,087,271)	(1,088,704)
Net increase (decrease) in Class A shares	(172,895)	660,285
Shares outstanding at end of period	8,811,319	8,984,214
Class B
Shares outstanding at beginning of period	261,799	251,030
Shares sold	44,773	737
Shares issued to shareholders in reinvestment of distributions	16,768	40,855
Shares redeemed	(147,465)	(30,823)
Net increase (decrease) in Class B shares	(85,924)	10,769
Shares outstanding at end of period	175,875	261,799
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 11

Financial Highlights
DWS Core Equity VIP — Class A
	Years Ended December 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$10.47	$14.52	$12.23	$11.31	$9.83
Income (loss) from investment operations:
Net investment income[a]	.11	.10	.09	.11	.14
Net realized and unrealized gain (loss)	2.42	(2.25)	2.91	1.47	2.70
Total from investment operations	2.53	(2.15)	3.00	1.58	2.84
Less distributions from:
Net investment income	(.11 )	(.10 )	(.10 )	(.15 )	(.12 )
Net realized gains	(.65 )	(1.80)	(.61 )	(.51 )	(1.24)
Total distributions	(.76 )	(1.90)	(.71 )	(.66 )	(1.36)
Net asset value, end of period	$12.24	$10.47	$14.52	$12.23	$11.31
Total Return (%)	25.57 [b]	(15.53)[b]	25.30	16.13	30.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	108	94	121	107	107
Ratio of expenses before expense reductions (%)[c]	.61	.61	.59	.62	.62
Ratio of expenses after expense reductions (%)[c]	.60	.60	.59	.62	.62
Ratio of net investment income (%)	.97	.85	.66	1.01	1.32
Portfolio turnover rate (%)	29	29	34	45	40

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

DWS Core Equity VIP — Class B
	Years Ended December 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$10.46	$14.49	$12.21	$11.29	$9.81
Income (loss) from investment operations:
Net investment income[a]	.07	.06	.05	.07	.11
Net realized and unrealized gain (loss)	2.42	(2.23)	2.90	1.48	2.70
Total from investment operations	2.49	(2.17)	2.95	1.55	2.81
Less distributions from:
Net investment income	(.07 )	(.06 )	(.06 )	(.12 )	(.09 )
Net realized gains	(.65 )	(1.80)	(.61 )	(.51 )	(1.24)
Total distributions	(.72 )	(1.86)	(.67 )	(.63 )	(1.33)
Net asset value, end of period	$12.23	$10.46	$14.49	$12.21	$11.29
Total Return (%)	25.17 [b]	(15.73)[b]	24.94	15.67	29.92
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	4	4	3
Ratio of expenses before expense reductions (%)[c]	.93	.93	.91	.94	.94
Ratio of expenses after expense reductions (%)[c]	.91	.92	.91	.94	.94
Ratio of net investment income (%)	.66	.53	.34	.69	1.00
Portfolio turnover rate (%)	29	29	34	45	40

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 13

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of four diversified funds: DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS Core Equity VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or

14 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. Prior to March 27, 2023, Deutsche Bank AG served as securities lending agent for the Fund. Effective March 27, 2023, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2023, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of December 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2023, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Federal Income Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 15

available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2023, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$1,059,035
Undistributed long-term capital gains	$6,032,844
Net unrealized appreciation (depreciation) on investments	$46,135,363
At December 31, 2023, the aggregate cost of investments for federal income tax purposes was $64,202,413. The net unrealized appreciation for all investments based on tax cost was $46,135,363. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $46,396,975 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $261,612.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2023	2022
Distributions from ordinary income*	$955,816	$1,815,445
Distributions from long-term capital gains	$5,876,203	$14,151,267

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.
Purchases and Sales of Securities
During the year ended December 31, 2023, purchases and sales of investment securities (excluding short-term investments) aggregated $29,346,394 and $37,924,714, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

16 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.390%
Next $750 million of such net assets	.365%
Over $1 billion of such net assets	.340%
Accordingly, for the year ended December 31, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.39% of the Fund’s average daily net assets.
For the period from January 1, 2023 through April 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.60%
Class B	.91%
For the year ended December 31, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$11,857
Class B	563
$12,420
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2023, the Administration Fee was $99,586, of which $8,947 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2023
Class A	$879	$147
Class B	172	29
	$1,051	$176
Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trust’s Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2023, the Distribution Service Fee aggregated $5,916, of which $457 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $937, of which $55 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 17

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.
Ownership of the Fund
At December 31, 2023, two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 57% and 15%, respectively. One participating insurance company was owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 72%.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2023.

18 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Core Equity VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Core Equity VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I) (the “Trust”), including the investment portfolio, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2024

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 19

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

20 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2023 to December 31, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2023

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,095.80	$1,093.90
Expenses Paid per $1,000*	$3.17	$4.80
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,022.18	$1,020.62
Expenses Paid per $1,000*	$3.06	$4.63

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series I — DWS Core Equity VIP	.60%	.91%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 21

Tax Information (Unaudited)
The Fund paid distributions of $0.65 per share from net long-term capital gains during its year ended December 31, 2023.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $6,674,000 as capital gain dividends for its year ended December 31, 2023.
For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2023, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

22 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Core Equity VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2023.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the  Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant as part of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2022, the Fund’s performance (Class A shares) was in the 1st quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 23

outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2022.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2022, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance.  The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial

24 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 25

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	68	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board,
Healthways Inc.[2] (population well-being and wellness services)
(2003–2014); Stockwell Capital Investments PLC (private equity); Enron
Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company) (2003–2021); and Prisma Energy International; Former Not-for-
Profit Directorships: Public Radio International; Palm Beach Civic Assn.
		68	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of Corporate Affairs and General
Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former
Chairman of the Board, Southwest Florida Community Foundation
(charitable organization); Former Directorships: ICI Mutual Insurance
Company (2007–2015); Sun Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance,
executive committees)
		68	—

26 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (1972–present); formerly:
Director, The Wharton Financial Institutions Center (1994–2020); Vice Dean
and Director, Wharton Undergraduate Division (1995–2000) and Director,
The Lauder Institute of International Management Studies (2000–2006);
Member FDIC Systemic Risk Advisory Committee (2011–present), member Systemic Risk Council (2012–present) and member of the
Advisory Board of the Yale Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		68	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July 2023); Formerly: Executive
Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive
Committee, Philadelphia Chamber of Commerce (2001–2007); Director,
Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson
Foundation (charitable organization) (1994–2012); President, Chief
Executive Officer and Director (1994–2020) and Senior Advisor
(2020–2021), The Pew Charitable Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare)
(2009–2021); Director, Becton Dickinson and Company[2] (medical technology company) (2012–2022)
		68	Director, The Bridgespan Group (nonprofit organization) (since October 2020)
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Advisory Board Member, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	68	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	68	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head of Fund Administration, Head of Product
Americas and Head of U.S. Mutual Funds, DWS (2017–present); Vice President, DWS Service Company
(2018–present); President, DB Investment Managers, Inc. (2018–present); President and Chief Executive
Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2017–present); Vice President, DWS Investment Management Americas, Inc.
(2023–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Secretary, DWS USA Corporation (2018–2023); Assistant Secretary, DWS
Investment Management Americas, Inc. (2018–2023); Assistant Secretary, DWS Trust Company
(2018–2023); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020); Assistant Secretary, DWS Distributors, Inc.
(2018–2023); Directorships: Director of DWS Service Company (2018–present); Director of DB
Investment Managers, Inc. (2018–present); Director of Episcopalian Charities of New York
(2018–present); Interested Director of The European Equity Fund, Inc., The New Germany Fund, Inc. and
The Central and Eastern Europe Fund, Inc. (2020–present); Director of ICI Mutual Insurance Company
(2020–present); Director of DWS USA Corporation (2023–present); Director of DWS Investment
Management Americas, Inc. (2023–present); and Manager of DBX Advisors LLC. (2023–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

Deutsche DWS Variable Series I — DWS Core Equity VIP	| 27

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present); Assistant Secretary, DWS Service Company
(2018–present); Assistant Secretary of U.S. Mutual Funds, DWS (2019–present); Assistant Secretary,
DWS USA Corporation (2023–present); Assistant Secretary, DBX Advisors, LLC (2023–present);
Assistant Secretary, DWS Investment Management Americas, Inc. (2023–present); Assistant Clerk, DWS
Trust Company (2023–present); formerly, Legal Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Yvonne Wong[8] (1960) Assistant Treasurer, since December 1, 2023	Fund Administration (Senior Analyst), DWS; Assistant Treasurer, DBX ETF Trust (since November 14, 2023)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company
(2021–present); AML Officer, DBX ETF Trust (2021–present); AML Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2021–present);
formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity
500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds,
Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS
Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS
Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry and
Ms. Daugherty are each an Advisory Board Member of various Trusts/Corporations comprised of 47 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

28 |	Deutsche DWS Variable Series I — DWS Core Equity VIP

Notes

Notes

Notes

VS1coreq-2  (R-025822-15 2/24)

December 31, 2023
Annual Report
Deutsche DWS Variable Series I
DWS CROCI® International VIP

Contents
3	Performance Summary
4	Management Summary
6	Portfolio Summary
7	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Other Information
21	Information About Your Fund's Expenses
22	Tax Information
22	Proxy Voting
23	Advisory Agreement Board Considerations and Fee Evaluation
26	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Investing in foreign securities, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Stocks may decline in value. The Fund will be managed on the premise that stocks with lower CROCI® Economic P/E Ratios may outperform stocks with higher CROCI® Economic P/E Ratios over time. This premise may not always be correct and prospective investors should evaluate this assumption prior to investing in the Fund. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Performance SummaryDecember 31, 2023 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of each prospectus dated May 1, 2023 are 0.95% and 1.24% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31

MSCI EAFE Value Index captures large and mid-capitalization securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS CROCI® International VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,895	$11,280	$14,095	$12,363
	Average annual total return	18.95%	4.10%	7.11%	2.14%
MSCI EAFE Value Index	Growth of $10,000	$11,895	$12,454	$14,078	$13,654
	Average annual total return	18.95%	7.59%	7.08%	3.16%
DWS CROCI® International VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,857	$11,171	$13,882	$12,042
	Average annual total return	18.57%	3.76%	6.78%	1.88%
MSCI EAFE Value Index	Growth of $10,000	$11,895	$12,454	$14,078	$13,654
	Average annual total return	18.95%	7.59%	7.08%	3.16%
The growth of $10,000 is cumulative.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 3

Management Summary December 31, 2023 (Unaudited)
The Fund returned 18.95% (Class A Shares, unadjusted for contract charges) in 2023 and finished in line with the 18.95% return of its benchmark, the MSCI EAFE® Value Index.
International equities produced double-digit total returns in 2023, largely as a result of strong performance in November and December of 2023. After performing well through the first half of the year, the markets gave back most of their gains in the span from August to October of 2023 on concerns that the U.S. Federal Reserve and other central banks would need to keep interest rates “higher for longer.” Late in the year, however, a string of favorable inflation reports and comments from central bank officials raised hopes that rate cuts were likely to begin as soon as the first half of 2024. Stocks moved sharply higher in response, helping the index close near its high for the year.
Several aspects of the Fund’s positioning contributed to its relative performance in the annual period. Our results were particularly strong in materials, where our holdings outpaced the broader sector by a wide margin. Shin-Etsu Chemical Co., Ltd., whose products are used in the production of semiconductors, performed very well behind strength in the global chip cycle. We were also helped by a position in the Swiss building materials producer Holcim AG. The company exceeded earnings expectations and benefited from investors’ optimism surrounding its growth strategy.
We also generated positive results in financials. The Fund capitalized on strength in a number of European bank stocks, including BNP Paribas SA, Credit Agricole SA, and Banco Santander SA. European financials strongly outperformed in the period thanks to the better-than-expected growth in the region’s economy. Sumitomo Mitsui Financial Group, Inc., which moved higher behind profit growth in its commercial banking business, improved guidance, and a share buyback announcement, was another key contributor in the sector.
On the negative side, our stock picks in healthcare underperformed. A position in Japan-based ONO Pharmaceutical,* which slid due to lower-than-expected earnings and weaker forward guidance stemming from the company’s investment plans, was the largest detractor in the sector. Holdings in Takeda Pharmaceutical Co. Ltd., which reduced its guidance for full-year profits due to issues in its product pipeline and the loss of patent protection on some of its key drugs, and Bayer AG, which faced mounting litigation related to glyphosate, also hurt results in the sector.
The information technology sector was home to two of the Fund’s largest detractors. The Finland-based mobile handset producer Nokia Oyj,* which missed earnings expectations and reported lower gross profit margins, was a notable underperformer. In addition, Venture Corp. Ltd.* — an electronics engineering company based in Singapore — lagged due to weaker-than-expected profits as the uncertain macroeconomic environment led to softer demand trends. With this said, a number of information technology stocks — including the semiconductor-related companies Advantest Corp.,* STMicroelectronics NV, and Tokyo Electron, Ltd.* — helped performance in 2023.
The past year brought a wide dispersion in the returns of sectors and individual stocks across the international markets. We believe this helps make the asset class increasingly fertile ground for bottom-up stock selection. Further, we think that as central banks gradually wind down their long series of interest-rate increases and eventually shift to neutral policies, investors will become more attentive to traditional factors such as fundamentals and valuations.
Di Kumble, CFA, Senior Portfolio Manager Equity
John Moody, Portfolio Manager Equity
Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

4 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Terms to Know
The MSCI EAFE Value Index captures large and mid-capitalization securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the U.S. and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Stock selection refers to the performance of the Fund’s holdings in a given sector relative to the sector as a whole.
Consumer discretionary stocks represent companies that make and market goods and services that are considered non-essential. Sub-categories within the consumer discretionary sector include retailers, media, consumer services, consumer durables & apparel, and automobiles.
Overweight means that a fund holds a higher weighting in a given sector or security than its benchmark index. Underweight means that a fund holds a lower weighting.
*
Not held at December 31, 2023.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 5

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/23	12/31/22
Common Stocks	99%	100%
Cash Equivalents	1%	0%
Preferred Stocks	0%	—
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/23	12/31/22
Health Care	18%	17%
Financials	17%	18%
Materials	15%	14%
Consumer Discretionary	14%	10%
Communication Services	11%	4%
Industrials	10%	12%
Information Technology	7%	14%
Energy	6%	6%
Utilities	1%	—
Consumer Staples	1%	5%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/23	12/31/22
Japan	29%	30%
France	19%	14%
United Kingdom	9%	12%
Switzerland	9%	14%
Germany	7%	5%
Australia	5%	6%
Netherlands	5%	2%
Denmark	3%	2%
Singapore	3%	1%
Spain	2%	2%
Norway	2%	2%
Austria	2%	1%
Belgium	1%	2%
Ireland	—	2%
Finland	—	2%
Other	4%	3%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 7.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

6 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Investment Portfolioas of December 31, 2023

	Shares	Value ($)
Common Stocks 98.6%
Australia 5.5%
BHP Group Ltd.	48,286	1,651,952
BlueScope Steel Ltd.	83,817	1,332,072
National Australia Bank Ltd.	40,499	845,029
Santos Ltd.	50,530	261,017
(Cost $3,148,877)		4,090,070
Austria 1.6%
OMV AG	14,117	621,326
Verbund AG	6,061	562,694
(Cost $1,314,636)		1,184,020
Belgium 0.9%
UCB SA (Cost $631,297)	7,481	652,278
Denmark 3.2%
AP Moller - Maersk AS "B"	758	1,361,587
Pandora AS	7,280	1,006,009
(Cost $1,942,957)		2,367,596
France 19.2%
BNP Paribas SA	17,653	1,221,132
Cie de Saint-Gobain SA	5,963	439,298
Cie Generale des Etablissements Michelin SCA	12,043	431,975
Credit Agricole SA	122,729	1,744,876
Engie SA	14,607	257,279
Kering SA	2,254	992,267
Sanofi SA	15,647	1,553,701
Societe Generale SA	25,795	685,509
STMicroelectronics NV	43,577	2,182,973
Television Francaise 1 SA	174,378	1,376,976
TotalEnergies SE	6,977	475,420
Vivendi SE	282,127	3,010,897
(Cost $12,765,605)		14,372,303
Germany 6.5%
Bayer AG (Registered)	22,357	830,499
Brenntag SE	18,444	1,697,424
Deutsche Post AG	16,348	811,883
Infineon Technologies AG	35,988	1,513,464
(Cost $4,018,118)		4,853,270
Hong Kong 0.2%
Yue Yuen Industrial Holdings Ltd. (Cost $218,738)	149,000	165,210
Israel 0.6%
Teva Pharmaceutical Industries Ltd. (ADR)* (Cost $366,086)	44,674	466,397
Italy 1.5%
Intesa Sanpaolo SpA	160,473	469,667
UniCredit SpA	23,146	628,807
(Cost $599,532)		1,098,474
	Shares	Value ($)
Japan 28.5%
Astellas Pharma, Inc.	29,800	355,662
Fujitsu Ltd.	5,500	827,686
ITOCHU Corp.	26,800	1,092,312
Komatsu Ltd.	9,100	237,121
Nintendo Co., Ltd.	50,500	2,633,765
Nitto Denko Corp.	20,800	1,552,178
Omron Corp.	4,200	195,482
Otsuka Holdings Co. Ltd.	23,400	876,689
Sekisui House Ltd.	95,200	2,114,127
Seven & i Holdings Co. Ltd.	11,600	459,252
Shin-Etsu Chemical Co., Ltd.	64,645	2,700,614
Shionogi & Co., Ltd.	55,900	2,694,457
Sony Group Corp.	14,600	1,384,693
Subaru Corp.	14,000	255,663
Sumitomo Mitsui Financial Group, Inc.	32,156	1,570,580
Takeda Pharmaceutical Co., Ltd.	71,500	2,055,807
TDK Corp.	6,600	313,120
(Cost $17,991,399)		21,319,208
Luxembourg 0.6%
ArcelorMittal SA (Cost $532,807)	16,906	479,630
Netherlands 4.8%
Randstad NV	23,263	1,459,208
Stellantis NV	91,344	2,139,828
(Cost $2,730,927)		3,599,036
New Zealand 0.2%
Fletcher Building Ltd. (Cost $162,480)	64,193	194,100
Norway 1.7%
Equinor ASA (Cost $1,251,241)	41,439	1,312,233
Singapore 2.7%
DBS Group Holdings Ltd.	24,400	616,204
Oversea-Chinese Banking Corp., Ltd.	144,200	1,418,122
(Cost $1,951,025)		2,034,326
Spain 1.8%
Banco Santander SA (Cost $968,516)	322,345	1,347,401
Sweden 0.6%
Telefonaktiebolaget LM Ericsson "B" (Cost $320,968)	72,103	454,258
Switzerland 9.2%
Cie Financiere Richemont SA "A", (Registered)	13,220	1,823,433
Glencore PLC	193,787	1,166,501
Holcim AG	26,303	2,066,974
Novartis AG (Registered)	18,259	1,846,219
(Cost $6,043,844)		6,903,127
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 7

	Shares	Value ($)
United Kingdom 9.3%
BP PLC	339,968	2,023,716
GSK PLC	95,287	1,762,225
ITV PLC	1,011,076	813,832
Lloyds Banking Group PLC	3,499,803	2,128,194
NatWest Group PLC	83,552	233,522
(Cost $6,539,186)		6,961,489
Total Common Stocks (Cost $63,498,239)		73,854,426
Preferred Stocks 0.3%
Germany
Henkel AG & Co. KGaA (Cost $215,539)	3,010	242,525
	Shares	Value ($)
Cash Equivalents 0.7%
DWS Central Cash Management Government Fund, 5.38% (a) (Cost $478,128)	478,128	478,128

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $64,191,906)	99.6	74,575,079
Other Assets and Liabilities, Net	0.4	300,615
Net Assets	100.0	74,875,694
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2023 are as follows:
Value ($) at 12/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2023	Value ($) at 12/31/2023
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.27% (a) (b)
475,495	—	475,495 (c)	—	—	22,326	—	—	—
Cash Equivalents 0.7%
DWS Central Cash Management Government Fund, 5.38% (a)
156,136	9,543,438	9,221,446	—	—	20,443	—	478,128	478,128
631,631	9,543,438	9,696,941	—	—	42,769	—	478,128	478,128

*	Non-income producing security.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2023.

ADR: American Depositary Receipt
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$4,090,070	$—	$4,090,070
Austria	—	1,184,020	—	1,184,020
Belgium	—	652,278	—	652,278
Denmark	—	2,367,596	—	2,367,596
France	—	14,372,303	—	14,372,303
Germany	—	4,853,270	—	4,853,270
Hong Kong	—	165,210	—	165,210
Israel	466,397	—	—	466,397
Italy	—	1,098,474	—	1,098,474
Japan	—	21,319,208	—	21,319,208
Luxembourg	—	479,630	—	479,630
Netherlands	—	3,599,036	—	3,599,036
New Zealand	—	194,100	—	194,100
Norway	—	1,312,233	—	1,312,233
Singapore	—	2,034,326	—	2,034,326
Spain	—	1,347,401	—	1,347,401
Sweden	—	454,258	—	454,258
Switzerland	—	6,903,127	—	6,903,127
United Kingdom	—	6,961,489	—	6,961,489
Preferred Stocks	—	242,525	—	242,525
Short-Term Investments	478,128	—	—	478,128
Total	$944,525	$73,630,554	$—	$74,575,079
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 9

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2023

Assets
Investments in non-affiliated securities, at value (cost $63,713,778)	$74,096,951
Investment in DWS Central Cash Management Government Fund (cost $478,128)	478,128
Cash	12
Foreign currency, at value (cost $79,468)	79,994
Receivable for Fund shares sold	584
Dividends receivable	24,274
Interest receivable	1,276
Foreign taxes recoverable	341,102
Other assets	1,720
Total assets	75,024,041
Liabilities
Payable for Fund shares redeemed	18,046
Accrued management fee	30,694
Accrued Trustees' fees	1,625
Other accrued expenses and payables	97,982
Total liabilities	148,347
Net assets, at value	$74,875,694
Net Assets Consist of
Distributable earnings (loss)	(20,465,679)
Paid-in capital	95,341,373
Net assets, at value	$74,875,694
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($74,526,200 ÷ 9,981,646 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.47
Class B
Net Asset Value, offering and redemption price per share ($349,494 ÷ 46,700 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$7.48
for the year ended December 31, 2023

Investment Income
Income:
Dividends (net of foreign taxes withheld of $348,724)	$3,017,126
Income distributions — DWS Central Cash Management Government Fund	20,443
Securities lending income, net of borrower rebates	22,326
Total income	3,059,895
Expenses:
Management fee	467,481
Administration fee	69,762
Services to shareholders	1,497
Distribution service fee (Class B)	821
Custodian fee	27,212
Audit fee	56,913
Legal fees	14,305
Tax fees	7,206
Reports to shareholders	21,451
Trustees' fees and expenses	4,428
Other	11,790
Total expenses before expense reductions	682,866
Expense reductions	(66,990)
Total expenses after expense reductions	615,876
Net investment income	2,444,019
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,709
Foreign currency	(12,285)
(8,576)
Change in net unrealized appreciation (depreciation) on:
Investments	9,965,464
Foreign currency	22,914
9,988,378
Net gain (loss)	9,979,802
Net increase (decrease) in net assets resulting from operations	$12,423,821
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$2,444,019	$2,539,773
Net realized gain (loss)	(8,576)	(2,190,019)
Change in net unrealized appreciation (depreciation)	9,988,378	(11,233,008)
Net increase (decrease) in net assets resulting from operations	12,423,821	(10,883,254)
Distributions to shareholders:
Class A	(2,364,739)	(2,284,310)
Class B	(9,946)	(9,492)
Total distributions	(2,374,685)	(2,293,802)
Fund share transactions:
Class A
Proceeds from shares sold	2,659,675	2,754,867
Reinvestment of distributions	2,364,739	2,284,310
Payments for shares redeemed	(8,980,112)	(6,442,077)
Net increase (decrease) in net assets from Class A share transactions	(3,955,698)	(1,402,900)
Class B
Proceeds from shares sold	5,945	7,804
Reinvestment of distributions	9,946	9,492
Payments for shares redeemed	(21,956)	(30,833)
Net increase (decrease) in net assets from Class B share transactions	(6,065)	(13,537)
Increase (decrease) in net assets	6,087,373	(14,593,493)
Net assets at beginning of period	68,788,321	83,381,814
Net assets at end of period	$74,875,694	$68,788,321

Other Information
Class A
Shares outstanding at beginning of period	10,547,844	10,751,199
Shares sold	383,986	423,197
Shares issued to shareholders in reinvestment of distributions	341,725	345,062
Shares redeemed	(1,291,909)	(971,614)
Net increase (decrease) in Class A shares	(566,198)	(203,355)
Shares outstanding at end of period	9,981,646	10,547,844
Class B
Shares outstanding at beginning of period	47,557	49,491
Shares sold	855	1,213
Shares issued to shareholders in reinvestment of distributions	1,431	1,430
Shares redeemed	(3,143)	(4,577)
Net increase (decrease) in Class B shares	(857)	(1,934)
Shares outstanding at end of period	46,700	47,557
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 11

Financial Highlights
DWS CROCI® International VIP — Class A
	Years Ended December 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$6.49	$7.72	$7.24	$7.35	$6.22
Income (loss) from investment operations:
Net investment income[a]	.24	.24	.21	.12	.22
Net realized and unrealized gain (loss)	.97	(1.25)	.46	.00 *	1.11
Total from investment operations	1.21	(1.01)	.67	.12	1.33
Less distributions from:
Net investment income	(.23 )	(.22 )	(.19 )	(.23 )	(.20 )
Net asset value, end of period	$7.47	$6.49	$7.72	$7.24	$7.35
Total Return (%)[b]	18.95	(13.19)	9.24	2.61	21.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	75	68	83	79	81
Ratio of expenses before expense reductions (%)[c]	.95	.95	.93	.99	1.11
Ratio of expenses after expense reductions (%)[c]	.86	.86	.87	.87	.87
Ratio of net investment income (%)	3.40	3.58	2.76	1.88	3.22
Portfolio turnover rate (%)	69	62	66	67	101

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

DWS CROCI® International VIP — Class B
	Years Ended December 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$6.50	$7.74	$7.26	$7.36	$6.24
Income (loss) from investment operations:
Net investment income[a]	.22	.22	.19	.10	.20
Net realized and unrealized gain (loss)	.97	(1.26)	.46	.01	1.11
Total from investment operations	1.19	(1.04)	.65	.11	1.31
Less distributions from:
Net investment income	(.21 )	(.20 )	(.17 )	(.21 )	(.19 )
Net asset value, end of period	$7.48	$6.50	$7.74	$7.26	$7.36
Total Return (%)[b]	18.57	(13.51)	8.94	2.49	21.24
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.35	.31	.38	.36	.33
Ratio of expenses before expense reductions (%)[c]	1.23	1.24	1.21	1.27	1.39
Ratio of expenses after expense reductions (%)[c]	1.11	1.14	1.13	1.12	1.12
Ratio of net investment income (%)	3.15	3.30	2.50	1.62	2.96
Portfolio turnover rate (%)	69	62	66	67	101

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 13

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of four diversified funds: DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS CROCI® International VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the

14 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. Prior to May 1, 2023, Brown Brothers Harriman & Co., served as securities lending agent for the Fund. Effective May 1, 2023, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2023, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of December 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2023, the Fund had no securities on loan.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 15

At December 31, 2023, the Fund had net tax basis capital loss carryforwards of $32,927,691, including short-term losses ($13,248,110) and long-term losses ($19,679,581), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2023 and has determined that no provisions for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and income related to restructuring of certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2023, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$2,420,544
Capital loss carryforwards	$(32,927,691)
Net unrealized appreciation (depreciation) on investments	$10,027,661
At December 31, 2023, the aggregate cost of investments for federal income tax purposes was $64,547,418. The net unrealized appreciation for all investments based on tax cost was $10,027,661. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $12,321,817 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $2,294,156.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2023	2022
Distributions from ordinary income*	$2,374,685	$2,293,802

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

16 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

B.
Purchases and Sales of Securities
During the year ended December 31, 2023, purchases and sales of investment securities (excluding short-term investments) aggregated $48,773,250 and $52,985,824, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund’s average daily net assets	.650%
Over $500 million of such net assets	.600%
Accordingly, for the year ended December 31, 2023, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.65% of the Fund’s average daily net assets.
For the period from January 1, 2023 through September 30, 2023, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.86%
Class B	1.11%
Effective October 1, 2023 through September 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.84%
Class B	1.09%
For the year ended December 31, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$66,575
Class B	415
$66,990
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2023, the Administration Fee was $69,762, of which $6,026 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 17

shareholder servicing fee it receives from the Fund. For the year ended December 31, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2023
Class A	$879	$148
Class B	113	18
	$992	$166
Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trusts’ Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2023, the Distribution Service Fee aggregated $821, of which $72 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,225, of which $343 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.
Ownership of the Fund
At December 31, 2023, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 47%, 13% and 12%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 88% and 11%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2023.

18 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS CROCI® International VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS CROCI® International VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I) (the “Trust”), including the investment portfolio, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2024

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 19

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

20 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2023 to December 31, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2023

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,081.00	$1,079.40
Expenses Paid per $1,000*	$4.46	$5.77
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,020.92	$1,019.66
Expenses Paid per $1,000*	$4.33	$5.60

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series I — DWS CROCI® International VIP	.85%	1.10%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 21

Tax Information (Unaudited)
The Fund paid foreign taxes of $203,299 and earned $2,520,991 of foreign source income during the year ended December 31, 2023. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.25 per share as income earned from foreign sources for the year ended December 31, 2023.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

22 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS CROCI® International VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2023.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the  Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant as part of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2022, the Fund’s performance (Class A shares) was in the 4th quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 23

outperformed its benchmark in the five-year period and has underperformed its benchmark in the one- and three-year periods ended December 31, 2022.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2022, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance.  The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial

24 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 25

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	68	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board,
Healthways Inc.[2] (population well-being and wellness services)
(2003–2014); Stockwell Capital Investments PLC (private equity); Enron
Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company) (2003–2021); and Prisma Energy International; Former Not-for-
Profit Directorships: Public Radio International; Palm Beach Civic Assn.
		68	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of Corporate Affairs and General
Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former
Chairman of the Board, Southwest Florida Community Foundation
(charitable organization); Former Directorships: ICI Mutual Insurance
Company (2007–2015); Sun Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance,
executive committees)
		68	—

26 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (1972–present); formerly:
Director, The Wharton Financial Institutions Center (1994–2020); Vice Dean
and Director, Wharton Undergraduate Division (1995–2000) and Director,
The Lauder Institute of International Management Studies (2000–2006);
Member FDIC Systemic Risk Advisory Committee (2011–present), member Systemic Risk Council (2012–present) and member of the
Advisory Board of the Yale Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		68	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July 2023); Formerly: Executive
Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive
Committee, Philadelphia Chamber of Commerce (2001–2007); Director,
Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson
Foundation (charitable organization) (1994–2012); President, Chief
Executive Officer and Director (1994–2020) and Senior Advisor
(2020–2021), The Pew Charitable Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare)
(2009–2021); Director, Becton Dickinson and Company[2] (medical technology company) (2012–2022)
		68	Director, The Bridgespan Group (nonprofit organization) (since October 2020)
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Advisory Board Member, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	68	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	68	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head of Fund Administration, Head of Product
Americas and Head of U.S. Mutual Funds, DWS (2017–present); Vice President, DWS Service Company
(2018–present); President, DB Investment Managers, Inc. (2018–present); President and Chief Executive
Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2017–present); Vice President, DWS Investment Management Americas, Inc.
(2023–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Secretary, DWS USA Corporation (2018–2023); Assistant Secretary, DWS
Investment Management Americas, Inc. (2018–2023); Assistant Secretary, DWS Trust Company
(2018–2023); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020); Assistant Secretary, DWS Distributors, Inc.
(2018–2023); Directorships: Director of DWS Service Company (2018–present); Director of DB
Investment Managers, Inc. (2018–present); Director of Episcopalian Charities of New York
(2018–present); Interested Director of The European Equity Fund, Inc., The New Germany Fund, Inc. and
The Central and Eastern Europe Fund, Inc. (2020–present); Director of ICI Mutual Insurance Company
(2020–present); Director of DWS USA Corporation (2023–present); Director of DWS Investment
Management Americas, Inc. (2023–present); and Manager of DBX Advisors LLC. (2023–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

Deutsche DWS Variable Series I — DWS CROCI® International VIP	| 27

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present); Assistant Secretary, DWS Service Company
(2018–present); Assistant Secretary of U.S. Mutual Funds, DWS (2019–present); Assistant Secretary,
DWS USA Corporation (2023–present); Assistant Secretary, DBX Advisors, LLC (2023–present);
Assistant Secretary, DWS Investment Management Americas, Inc. (2023–present); Assistant Clerk, DWS
Trust Company (2023–present); formerly, Legal Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Yvonne Wong[8] (1960) Assistant Treasurer, since December 1, 2023	Fund Administration (Senior Analyst), DWS; Assistant Treasurer, DBX ETF Trust (since November 14, 2023)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company
(2021–present); AML Officer, DBX ETF Trust (2021–present); AML Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2021–present);
formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity
500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds,
Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS
Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS
Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry and
Ms. Daugherty are each an Advisory Board Member of various Trusts/Corporations comprised of 47 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

28 |	Deutsche DWS Variable Series I — DWS CROCI® International VIP

Notes

Notes

Notes

VS1cint-2  (R-025823-13 2/24)

December 31, 2023
Annual Report
Deutsche DWS Variable Series I
DWS Global Small Cap VIP

Contents
3	Performance Summary
4	Management Summary
5	Portfolio Summary
6	Investment Portfolio
10	Statement of Assets and Liabilities
10	Statement of Operations
11	Statements of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
19	Report of Independent Registered Public Accounting Firm
20	Other Information
21	Information About Your Fund's Expenses
22	Tax Information
22	Proxy Voting
23	Advisory Agreement Board Considerations and Fee Evaluation
26	Board Members and Officers
This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
Stocks may decline in value. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE
NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Performance SummaryDecember 31, 2023 (Unaudited)
Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund’s most recent month-end performance. Performance does not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.
The gross expense ratios of the Fund, as stated in the fee table of each prospectus dated May 1, 2023, are 1.10% and 1.38% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment

Yearly periods ended December 31
S&P Developed SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Global Small Cap VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,456	$10,873	$15,478	$14,547
	Average annual total return	24.56%	2.83%	9.13%	3.82%
S&P Developed SmallCap Index	Growth of $10,000	$11,590	$10,905	$15,984	$19,504
	Average annual total return	15.90%	2.93%	9.83%	6.91%
DWS Global Small Cap VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$12,420	$10,790	$15,278	$14,161
	Average annual total return	24.20%	2.57%	8.85%	3.54%
S&P Developed SmallCap Index	Growth of $10,000	$11,590	$10,905	$15,984	$19,504
	Average annual total return	15.90%	2.93%	9.83%	6.91%
The growth of $10,000 is cumulative.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 3

Management Summary December 31, 2023 (Unaudited)
DWS Global Small Cap VIP returned 24.56% in 2023 (Class A shares, unadjusted for contract charges) and outperformed the 15.90% return of its benchmark, the S&P Developed SmallCap Index.
Global equities delivered robust gains in 2023. Investors were encouraged by economic data and corporate earnings results that exceeded the depressed expectations in place at the start of the year. In addition, major central banks slowed the pace of interest rate increases as inflation waned. Late in the year, investors began to anticipate that the U.S. Federal Reserve and other central banks would begin to cut rates in 2024 – a favorable shift that propelled equities sharply higher in November and December.
While global small-cap stocks posted positive returns, they lagged the broader market somewhat over the full year on concerns about the outsized impact slower growth, higher inflation, and rising borrowing costs can have on smaller companies. With this said, small caps strongly outperformed in the final two months of 2023 once investors began to look past macroeconomic trends and seek opportunities outside of the mega-cap technology space.
Consistent with our approach, which seeks to keep the portfolio’s sector weightings closely in line with those of the index, stock selection was the primary reason for the Fund’s strong outperformance during its past fiscal year. Our holdings outperformed in eight of the eleven sectors, with financials being the only notable exception.
Selection was particularly strong in the consumer discretionary sector. TopBuild Corp., a producer of insulation and other building materials, was a top contributor due in part to broader strength in the construction industry. A position in Modine Manufacturing Co., which is focused on thermal management systems, was another sizable contributor in the sector. The company’s growth accelerated thanks to regulatory changes and requirements for cleaner air in buildings and schools. In addition, it benefited from a growing order book for systems that help electric school buses operate more efficiently. Positions in B&M European Value Retail SA and Taylor Morrison Home Corp. were additional contributors of note.
Selection in the industrials sector also added value, primarily as a result of a position in Builders FirstSource, Inc. The company’s results proved more resilient than expected, as strength in the construction of multi-family housing units allowed it to maintain strong profitability and continue to use free cash flow to repurchase shares. Stock selection in the information technology sector made meaningful contributions to relative performance, led by the Korean semiconductor producer Hanmi Semiconductor Co., Ltd. The company produces equipment used to produce the advanced semiconductors needed to develop artificial intelligence, making it a key beneficiary of the growth in this area. Selection in the healthcare contributed, as well. Shares of the drug-development company Bridgebio Pharma, Inc. surged when its experimental drug for a rare heart disease showed strong efficacy in a late-stage trial.
On the other hand, our holdings in financials lagged the broader sector by a wide margin. We held a number of U.S. regional banks that underperformed during the short-lived crisis of March 2023 and were unable to rebound to their previous levels. Eastern Bankshares, Inc., and Zions Bancorp NA were the most notable detractors in this area.
Small-cap stocks performed very well in the final two months of the year, but their valuations remain near historic lows relative to large caps by a number of key measures. In our view, this could create the potential for continued mean reversion if the investment backdrop improves. For our part, we remain focused on finding innovative, well-managed small-cap companies that are positioned to weather a wide range of outcomes for the economy.
Pankaj Bhatnagar, PhD, Head of Investment Strategy Equity
Peter Barsa, Senior Portfolio Manager Equity
Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
S&P Developed SmallCap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.
Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.
Consumer discretionary stocks represent companies that make and market goods and services that are considered non-essential.
Overweight means that a fund holds a higher weighting in a given sector compared with its benchmark index. Underweight means that a fund holds a lower weighting.

4 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/23	12/31/22
Common Stocks	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/23	12/31/22
Industrials	20%	17%
Consumer Discretionary	14%	12%
Financials	14%	13%
Information Technology	13%	14%
Health Care	9%	11%
Materials	8%	8%
Real Estate	7%	8%
Consumer Staples	5%	5%
Energy	5%	5%
Communication Services	3%	4%
Utilities	2%	3%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/23	12/31/22
United States	59%	60%
United Kingdom	8%	9%
Japan	6%	7%
Korea	4%	2%
Germany	4%	2%
Switzerland	3%	2%
Australia	3%	3%
France	3%	3%
Italy	2%	3%
Other	8%	9%
	100%	100%
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 6.
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 5

Investment Portfolioas of December 31, 2023

	Shares	Value ($)
Common Stocks 98.9%
Australia 2.8%
AMP Ltd.	327,127	206,640
Charter Hall Long Wale REIT	138,078	353,348
IPH Ltd.	71,849	313,268
Nickel Industries Ltd.	544,338	256,313
Orora Ltd.	252,905	447,605
Southern Cross Media Group Ltd.	265,699	180,308
Syrah Resources Ltd.*	189,265	82,820
(Cost $2,631,972)		1,840,302
Belgium 0.5%
Galapagos NV* (Cost $309,437)	7,825	318,905
Canada 0.6%
Quebecor, Inc. "B" (Cost $185,022)	16,271	387,051
Denmark 1.2%
Topdanmark AS (Cost $792,772)	16,460	786,231
Finland 0.6%
Tokmanni Group Corp. (Cost $278,398)	23,624	381,460
France 2.8%
Alten SA	5,327	792,097
Eiffage SA	3,026	324,376
Vallourec SACA*	45,025	700,220
(Cost $1,505,005)		1,816,693
Germany 3.6%
AIXTRON SE	31,515	1,348,068
Jumia Technologies AG (ADR)* (a)	44,714	157,840
MorphoSys AG* (a)	11,347	428,450
United Internet AG (Registered)	16,804	427,881
(Cost $1,444,610)		2,362,239
Ireland 1.0%
Dalata Hotel Group PLC (Cost $662,452)	130,999	669,730
Italy 1.8%
Buzzi SpA (Cost $903,806)	39,686	1,207,319
Japan 6.4%
BML, Inc.	8,200	174,188
JTOWER, Inc.*	5,000	176,214
Kusuri no Aoki Holdings Co., Ltd.	8,374	190,353
Mani, Inc.	41,100	620,550
Nankai Electric Railway Co., Ltd.	17,300	351,071
Nippon Paper Industries Co., Ltd.*	68,300	611,922
Optorun Co., Ltd.	23,200	267,478
Sawai Group Holdings Co., Ltd.	8,000	295,361
Systena Corp.	328,600	710,947
Tsurumi Manufacturing Co., Ltd.	9,400	247,122
	Shares	Value ($)
TV Asahi Holdings Corp.	13,500	153,733
Zenkoku Hosho Co., Ltd.	9,800	369,143
(Cost $4,000,366)		4,168,082
Jersey 0.4%
Novocure Ltd.* (b) (Cost $398,061)	19,232	287,134
Korea 4.4%
Advanced Nano Products Co., Ltd.	5,770	536,712
Amotech Co., Ltd.*	84,479	521,120
Grand Korea Leisure Co., Ltd.*	18,607	194,525
Hanmi Semiconductor Co., Ltd.*	11,514	548,345
Hite Jinro Co. Ltd.	13,896	242,438
Seah Besteel Holdings Corp.	44,669	860,227
(Cost $2,393,168)		2,903,367
Malta 0.5%
Kindred Group PLC (Cost $273,101)	33,151	306,163
Norway 0.4%
Hexagon Composites ASA*	86,778	246,414
Hexagon Purus ASA* (a)	29,783	32,731
(Cost $311,801)		279,145
Portugal 0.4%
REN - Redes Energeticas Nacionais SGPS SA (Cost $264,147)	93,254	239,514
Puerto Rico 0.8%
Popular, Inc. (Cost $469,111)	6,236	511,788
Singapore 0.6%
Kulicke & Soffa Industries, Inc. (b) (Cost $311,171)	6,796	371,877
Spain 0.5%
Fluidra SA (Cost $252,248)	15,819	329,608
Sweden 1.1%
Cibus Nordic Real Estate AB publ	37,692	500,252
Dometic Group AB 144A	22,714	203,068
(Cost $751,418)		703,320
Switzerland 2.8%
OC Oerlikon Corp. AG (Registered)	217,973	984,228
Siegfried Holding AG (Registered)	861	880,652
(Cost $1,755,727)		1,864,880
United Kingdom 7.4%
B&M European Value Retail SA	73,334	522,925
Clarkson PLC	8,027	323,943
Computacenter PLC	22,414	798,679
Drax Group PLC	78,099	486,959
Dunelm Group PLC	15,276	214,261
Genus PLC	4,642	128,722
The accompanying notes are an integral part of the financial statements.

6 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

	Shares	Value ($)
Greggs PLC	20,613	685,382
RS GROUP PLC	57,698	603,834
Softcat PLC	23,640	409,486
TechnipFMC PLC (c)	35,501	714,990
(Cost $3,798,320)		4,889,181
United States 58.3%
Adeia, Inc.	16,645	206,233
Affiliated Managers Group, Inc.	4,495	680,633
Alcoa Corp.	14,438	490,892
Americold Realty Trust, Inc. (REIT)	21,462	649,655
Apple Hospitality REIT, Inc. (REIT)	18,296	303,897
ArcBest Corp.	5,345	642,522
Armada Hoffler Properties, Inc. (REIT)	16,174	200,072
Aspen Aerogels, Inc.*	38,133	601,739
Atkore, Inc.*	4,837	773,920
Avis Budget Group, Inc.	2,940	521,144
Bank OZK	7,401	368,792
Beam Global* (a)	19,418	137,674
Benchmark Electronics, Inc.	21,886	604,929
Bluebird Bio, Inc.*	140,203	193,480
Bridgebio Pharma, Inc.*	24,077	971,988
Builders FirstSource, Inc.*	10,423	1,740,016
Carvana Co.*	6,642	351,627
Casey's General Stores, Inc.	5,216	1,433,044
Chord Energy Corp.	2,232	370,996
Clearway Energy, Inc. "A"	8,709	222,776
CNX Resources Corp.*	24,979	499,580
Delek U.S. Holdings, Inc.	25,698	663,008
Ducommun, Inc.*	14,980	779,859
Easterly Government Properties, Inc. (REIT)	18,770	252,269
Eastern Bankshares, Inc.	32,558	462,324
EastGroup Properties, Inc. (REIT)	2,146	393,877
Essential Properties Realty Trust, Inc. (REIT)	7,490	191,444
Exact Sciences Corp.*	4,623	342,010
First Citizens BancShares, Inc. "A"	211	299,403
Five Below, Inc.*	1,577	336,153
Four Corners Property Trust, Inc. (REIT)	29,198	738,709
Hillenbrand, Inc.	14,976	716,602
Industrial Logistics Properties Trust (REIT)	73,443	345,182
Jefferies Financial Group, Inc.	27,228	1,100,283
Kite Realty Group Trust (REIT)	13,787	315,171
Kohl's Corp.	9,160	262,709
Ladder Capital Corp. (REIT)	22,361	257,375
Lamb Weston Holdings, Inc.	7,107	768,196
Lazard Ltd. "A"	10,388	361,502
	Shares	Value ($)
Lumentum Holdings, Inc.*	8,847	463,760
Madison Square Garden Sports Corp.*	4,259	774,414
Modine Manufacturing Co.*	18,773	1,120,748
New Jersey Resources Corp.	8,816	393,017
NiSource, Inc.	11,674	309,945
Option Care Health, Inc.*	24,922	839,622
Physicians Realty Trust (REIT)	31,161	414,753
Reinsurance Group of America, Inc.	3,926	635,148
RPT Realty (REIT)	22,291	285,993
Rush Enterprises, Inc. "A"	31,717	1,595,352
SentinelOne, Inc. "A"*	48,619	1,334,105
Skillsoft Corp.*	14,805	260,279
SkyWest, Inc.*	12,511	653,074
SouthState Corp.	12,835	1,083,916
Spectrum Brands Holdings, Inc.	5,219	416,320
Stride, Inc.*	7,312	434,113
Synovus Financial Corp.	26,754	1,007,288
Taylor Morrison Home Corp.*	14,345	765,306
Teladoc Health, Inc.*	11,156	240,412
Thermon Group Holdings, Inc.*	35,737	1,163,954
TopBuild Corp.*	4,741	1,774,367
Unum Group	3,682	166,500
Vitesse Energy, Inc.	3,772	82,577
Xperi, Inc.*	11,169	123,087
YETI Holdings, Inc.*	15,393	797,050
Zions Bancorp. NA	13,128	575,925
(Cost $25,384,652)		38,262,710
Total Common Stocks (Cost $49,076,765)		64,886,699
Securities Lending Collateral 0.8%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.27% (d) (e) (Cost $522,836)	522,836	522,836
Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 5.38% (d) (Cost $685,087)	685,087	685,087

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $50,284,688)	100.7	66,094,622
Other Assets and Liabilities, Net	(0.7)	(463,992)
Net Assets	100.0	65,630,630
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 7

A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2023 are as follows:
Value ($) at 12/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 12/31/2023	Value ($) at 12/31/2023
Securities Lending Collateral 0.8%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 5.27% (d) (e)
263,098	259,738 (f)	—	—	—	44,508	—	522,836	522,836
Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 5.38% (d)
753,014	8,316,535	8,384,462	—	—	37,084	—	685,087	685,087
1,016,112	8,576,273	8,384,462	—	—	81,592	—	1,207,923	1,207,923

*	Non-income producing security.
(a)
All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at December 31, 2023 amounted to $477,254, which is 0.7% of net assets.

(b)	Listed on the NASDAQ Stock Market, Inc.
(c)	Listed on the New York Stock Exchange.
(d)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(e)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(f)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2023.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt
REIT: Real Estate Investment Trust
The accompanying notes are an integral part of the financial statements.

8 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$1,840,302	$—	$1,840,302
Belgium	—	318,905	—	318,905
Canada	387,051	—	—	387,051
Denmark	—	786,231	—	786,231
Finland	—	381,460	—	381,460
France	—	1,816,693	—	1,816,693
Germany	157,840	2,204,399	—	2,362,239
Ireland	—	669,730	—	669,730
Italy	—	1,207,319	—	1,207,319
Japan	—	4,168,082	—	4,168,082
Jersey	287,134	—	—	287,134
Korea	—	2,903,367	—	2,903,367
Malta	—	306,163	—	306,163
Norway	—	279,145	—	279,145
Portugal	—	239,514	—	239,514
Puerto Rico	511,788	—	—	511,788
Singapore	371,877	—	—	371,877
Spain	—	329,608	—	329,608
Sweden	—	703,320	—	703,320
Switzerland	—	1,864,880	—	1,864,880
United Kingdom	714,990	4,174,191	—	4,889,181
United States	38,262,710	—	—	38,262,710
Short-Term Investments (a)	1,207,923	—	—	1,207,923
Total	$41,901,313	$24,193,309	$—	$66,094,622

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 9

Statement of
Assets and Liabilities
Statement of Operations

as of December 31, 2023

Assets
Investments in non-affiliated securities, at value (cost $49,076,765) — including $477,254 of securities loaned	$64,886,699
Investment in DWS Government & Agency Securities Portfolio (cost $522,836)*	522,836
Investment in DWS Central Cash Management Government Fund (cost $685,087)	685,087
Foreign currency, at value (cost $76,110)	77,322
Receivable for Fund shares sold	40
Dividends receivable	74,325
Interest receivable	6,366
Foreign taxes recoverable	44,874
Other assets	1,443
Total assets	66,298,992
Liabilities
Cash overdraft	1,897
Payable upon return of securities loaned	522,836
Payable for Fund shares redeemed	24,533
Accrued management fee	37,112
Accrued Trustees' fees	1,464
Other accrued expenses and payables	80,520
Total liabilities	668,362
Net assets, at value	$65,630,630
Net Assets Consist of
Distributable earnings (loss)	19,153,227
Paid-in capital	46,477,403
Net assets, at value	$65,630,630
Net Asset Value
Class A
Net Asset Value, offering and redemption price per share ($63,899,261 ÷ 6,112,858 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.45
Class B
Net Asset Value, offering and redemption price per share ($1,731,369 ÷ 174,583 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.92

*	Represents collateral on securities loaned.
for the year ended December 31, 2023

Investment Income
Income:
Dividends (net of foreign taxes withheld of $59,896)	$1,124,977
Income distributions — DWS Central Cash Management Government Fund	37,084
Securities lending income, net of borrower rebates	44,508
Total income	1,206,569
Expenses:
Management fee	481,692
Administration fee	58,405
Services to shareholders	1,504
Record keeping fee (Class B)	551
Distribution service fee (Class B)	4,249
Custodian fee	12,112
Audit fee	39,361
Legal fees	13,712
Tax fees	8,316
Reports to shareholders	22,334
Trustees' fees and expenses	3,858
Other	16,986
Total expenses before expense reductions	663,080
Expense reductions	(145,761)
Total expenses after expense reductions	517,319
Net investment income	689,250
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,751,056
Foreign currency	(18,531)
Payments by affiliates (see Note F)	323
2,732,848
Change in net unrealized appreciation (depreciation) on:
Investments	10,041,890
Foreign currency	4,675
10,046,565
Net gain (loss)	12,779,413
Net increase (decrease) in net assets resulting from operations	$13,468,663
The accompanying notes are an integral part of the financial statements.

10 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Statements of Changes in Net Assets

	Years Ended December 31,
Increase (Decrease) in Net Assets	2023	2022
Operations:
Net investment income	$689,250	$712,899
Net realized gain (loss)	2,732,848	406,586
Change in net unrealized appreciation (depreciation)	10,046,565	(20,461,356)
Net increase (decrease) in net assets resulting from operations	13,468,663	(19,341,871)
Distributions to shareholders:
Class A	(859,286)	(11,569,665)
Class B	(21,478)	(354,576)
Total distributions	(880,764)	(11,924,241)
Fund share transactions:
Class A
Proceeds from shares sold	1,613,243	2,345,624
Reinvestment of distributions	859,286	11,569,665
Payments for shares redeemed	(7,416,672)	(6,151,401)
Net increase (decrease) in net assets from Class A share transactions	(4,944,143)	7,763,888
Class B
Proceeds from shares sold	20,186	107,878
Reinvestment of distributions	21,478	354,576
Payments for shares redeemed	(306,882)	(380,512)
Net increase (decrease) in net assets from Class B share transactions	(265,218)	81,942
Increase (decrease) in net assets	7,378,538	(23,420,282)
Net assets at beginning of period	58,252,092	81,672,374
Net assets at end of period	$65,630,630	$58,252,092

Other Information
Class A
Shares outstanding at beginning of period	6,642,956	5,808,696
Shares sold	177,834	249,530
Shares issued to shareholders in reinvestment of distributions	98,429	1,221,718
Shares redeemed	(806,361)	(636,988)
Net increase (decrease) in Class A shares	(530,098)	834,260
Shares outstanding at end of period	6,112,858	6,642,956
Class B
Shares outstanding at beginning of period	203,753	191,764
Shares sold	2,349	10,340
Shares issued to shareholders in reinvestment of distributions	2,588	39,397
Shares redeemed	(34,107)	(37,748)
Net increase (decrease) in Class B shares	(29,170)	11,989
Shares outstanding at end of period	174,583	203,753
The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 11

Financial Highlights
DWS Global Small Cap VIP — Class A
	Years Ended December 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$8.52	$13.63	$11.90	$10.24	$8.91
Income (loss) from investment operations:
Net investment income[a]	.11	.11	.06	.04	.05
Net realized and unrealized gain (loss)	1.95	(3.19)	1.72	1.70	1.82
Total from investment operations	2.06	(3.08)	1.78	1.74	1.87
Less distributions from:
Net investment income	(.08 )	(.06 )	(.05 )	(.08 )	—
Net realized gains	(.05 )	(1.97)	—	—	(.54 )
Total distributions	(.13 )	(2.03)	(.05 )	(.08 )	(.54 )
Net asset value, end of period	$10.45	$8.52	$13.63	$11.90	$10.24
Total Return (%)[b]	24.56	(24.05)	14.94	17.36	21.29
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	64	57	79	76	71
Ratio of expenses before expense reductions (%)[c]	1.09	1.10	1.05	1.10	1.11
Ratio of expenses after expense reductions (%)[c]	.85	.80	.81	.81	.82
Ratio of net investment income (%)	1.15	1.11	.43	.38	.54
Portfolio turnover rate (%)	26	27	38	9	23

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

12 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

DWS Global Small Cap VIP — Class B
	Years Ended December 31,
	2023	2022	2021	2020	2019
Selected Per Share Data
Net asset value, beginning of period	$8.08	$13.05	$11.39	$9.81	$8.57
Income (loss) from investment operations:
Net investment income[a]	.08	.08	.02	.01	.03
Net realized and unrealized gain (loss)	1.86	(3.05)	1.65	1.62	1.75
Total from investment operations	1.94	(2.97)	1.67	1.63	1.78
Less distributions from:
Net investment income	(.05 )	(.03 )	(.01 )	(.05 )	—
Net realized gains	(.05 )	(1.97)	—	—	(.54 )
Total distributions	(.10 )	(2.00)	(.01 )	(.05 )	(.54 )
Net asset value, end of period	$9.92	$8.08	$13.05	$11.39	$9.81
Total Return (%)[b]	24.20	(24.22)	14.65	16.94	21.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3	3	2
Ratio of expenses before expense reductions (%)[c]	1.39	1.38	1.33	1.39	1.40
Ratio of expenses after expense reductions (%)[c]	1.13	1.09	1.09	1.09	1.09
Ratio of net investment income (%)	.88	.80	.15	.10	.27
Portfolio turnover rate (%)	26	27	38	9	23

[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]
Expense ratio does not reflect charges and fees associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

The accompanying notes are an integral part of the financial statements.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 13

Notes to Financial Statements
A.
Organization and Significant Accounting Policies
Deutsche DWS Variable Series I (the “Trust“) is registered under the Investment Company Act of 1940, as amended (the “1940 Act“), as an open-end management investment company organized as a Massachusetts business trust. The Trust consists of four diversified funds: DWS Capital Growth VIP, DWS Core Equity VIP, DWS CROCI® International VIP and DWS Global Small Cap VIP (individually or collectively hereinafter referred to as a “Fund“ or the “Funds“). These financial statements report on DWS Global Small Cap VIP. The Trust is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies (“Participating Insurance Companies“).
Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and recordkeeping fees equal to an annual rate of up to 0.25% and of up to 0.15%, respectively, of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.
The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor”) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor's Pricing Committee (the “Pricing Committee”) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities and ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price

14 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.
Securities Lending. Prior to May 1, 2023, Brown Brothers Harriman & Co., served as securities lending agent for the Fund. Effective May 1, 2023, National Financial Services LLC (Fidelity Agency Lending), as securities lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the securities lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2023, the Fund invested the cash collateral, if any, into a joint trading account in affiliated money market funds, including DWS Government & Agency Securities Portfolio, managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.11% annualized effective rate as of December 31, 2023) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a securities lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2023, the Fund had securities on loan, which were classified as common stocks in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Taxes. The Fund is treated as a separate taxpayer as provided for in the Internal Revenue Code of 1986, as amended (the “Code”). It is the Fund's policy to comply with the requirements of the Code, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 15

components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2023 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, income received from passive foreign investment companies, investments in limited partnerships and the realized tax character on distributions from certain securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2023, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$867,323
Undistributed long-term capital gains	$2,674,983
Net unrealized appreciation (depreciation) on investments	$15,591,482
At December 31, 2023, the aggregate cost of investments for federal income tax purposes was $50,503,140. The net unrealized appreciation for all investments based on tax cost was $15,591,482. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $19,443,947 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $3,852,465.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2023	2022
Distributions from ordinary income*	$529,108	$1,102,706
Distributions from long-term capital gains	$351,656	$10,821,535

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

16 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

B.
Purchases and Sales of Securities
During the year ended December 31, 2023, purchases and sales of investment securities (excluding short-term investments) aggregated $15,384,124 and $20,624,644, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.80%.
For the period from January 1, 2023 through April 30, 2023, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.80%
Class B	1.09%
For the period from May 1, 2023 through September 30, 2023 (through September 30, 2024 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of each class as follows:
Class A	.88%
Class B	1.15%
Effective October 1, 2023 through September 30, 2024, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) of Class A shares at 0.87%.
For the year ended December 31, 2023, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$141,394
Class B	4,367
$145,761
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2023, the Administration Fee was $58,405, of which $5,223 is unpaid.
Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 17

shareholder servicing fee it receives from the Fund. For the year ended December 31, 2023, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2023
Class A	$693	$116
Class B	199	34
	$892	$150
Distribution Service Agreement. DWS Distributors, Inc. (“DDI“), also an affiliate of the Advisor, is the Trust’s Distributor. In accordance with the Master Distribution Plan, DDI receives 12b-1 fees of up to 0.25% of the average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. For the year ended December 31, 2023, the Distribution Service Fee aggregated $4,249, of which $357 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2023, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $1,225, of which $343 is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.
Ownership of the Fund
At December 31, 2023, three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 64%, 11% and 10%, respectively. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 73% and 10%, respectively.
E.
Line of Credit
The Fund and other affiliated funds (the “Participants”) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2023.
F.
Payments by Affiliates
During the year ended December 31, 2023, the Advisor agreed to reimburse the Fund $323 for losses incurred on trades executed incorrectly. The amount reimbursed was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

18 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Variable Series I and Shareholders of DWS Global Small Cap VIP:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Global Small Cap VIP (the “Fund”) (one of the funds constituting Deutsche DWS Variable Series I) (the “Trust”), including the investment portfolio, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Variable Series I) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 13, 2024

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 19

Other Information (Unaudited)
Regulatory Update — Tailored Shareholder Report
Effective January 24, 2023, the SEC amended the rules for mutual fund and exchange-traded fund (“ETF”) annual and semi-annual shareholder reports. The amended rules apply to mutual funds and ETFs that are registered on Form N-1A (i.e., open-end funds) and implement a new streamlined disclosure framework requiring “concise and visually engaging” shareholder reports highlighting key information, including a simplified expense presentation, performance information, portfolio holdings and certain fund statistics. The amended rules seek to simplify shareholder reporting by consolidating investor friendly data in one report and moving other data to Form N-CSR, creating a layered disclosure framework. Certain information from the Fund’s current shareholder reports, including the Fund’s investment portfolio, financial statements and financial highlights, will move to Form N-CSR. This information must be available online, delivered free of charge upon request and filed on a semiannual basis on Form N-CSR. Notably, the amended rules will require mutual funds and ETFs to prepare separate individual shareholder reports for each fund share class. The amendments also include a revised definition of “appropriate broad-based securities market index” that will affect performance presentations in the new streamlined reports and mutual fund and ETF prospectuses. The amended rules and related form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of the amended rules and form amendments on the content of the Fund’s current shareholder reports.

20 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Information About Your Fund’s Expenses (Unaudited)
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2023 to December 31, 2023).
The tables illustrate your Fund’s expenses in two ways:
—
Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—
Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2023

Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,111.70	$1,110.90
Expenses Paid per $1,000*	$4.68	$6.12
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/23	$1,000.00	$1,000.00
Ending Account Value 12/31/23	$1,020.77	$1,019.41
Expenses Paid per $1,000*	$4.48	$5.85

*
Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B
Deutsche DWS Variable Series I — DWS Global Small Cap VIP	.88%	1.15%
For more information, please refer to the Fund’s prospectus.
These tables do not reflect charges and fees (“contract charges”) associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to the current and hypothetical expense calculators for Variable Insurance Products which can be found at dws.com/calculators.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 21

Tax Information (Unaudited)
The Fund paid distributions of $0.05 per share from net long-term capital gains during its year ended December 31, 2023.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,959,000 as capital gain dividends for its year ended December 31, 2023.
For corporate shareholders, 72% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2023, qualified for the dividends received deduction.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.
Proxy Voting
The Trust’s policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Trust’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

22 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global Small Cap VIP's (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2023.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—
During the entire process, all of the  Fund's Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).
—
The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, profitability, economies of scale, and fall-out benefits from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).
—
The Board also received extensive information throughout the year regarding performance of the Fund.
—
The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant as part of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—
In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. DWS Group is majority-owned by Deutsche Bank AG, with approximately 20% of its shares publicly traded.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2022, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 23

being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2022.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2022). The Board noted that the Fund’s Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2022, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds”) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance.  The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the substantial

24 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel; and (iii) ongoing efforts to enhance the compliance program.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 25

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986); Former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); Progressive International Corporation (kitchen goods designer and distributor)	68	—
John W. Ballantine (1946) Board Member since 1999
Retired; formerly: Executive Vice President and Chief Risk Management
Officer, First Chicago NBD Corporation/The First National Bank of Chicago
(1996–1998); Executive Vice President and Head of International Banking
(1995–1996); Not-for-Profit Directorships: Window to the World
Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago;
Former Directorships: Director and Chairman of the Board,
Healthways Inc.[2] (population well-being and wellness services)
(2003–2014); Stockwell Capital Investments PLC (private equity); Enron
Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook
Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company) (2003–2021); and Prisma Energy International; Former Not-for-
Profit Directorships: Public Radio International; Palm Beach Civic Assn.
		68	—
Mary Schmid Daugherty, NACD.DC, PHD, CFA (1958) Board Member or Advisory Board Member since 2023[3]	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987–present); Directorships: The Meritex Company (2017–present); Driessen Water, Inc. (2016–present); and The Hardenbergh Foundation (2021–present); Former Directorships: Mairs & Power Funds Trust (mutual funds) (2010–2022); and Crescent Electric Supply Company (2010–2019)	21[4]	—
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Advisory Board and former Executive Fellow, Hoffman Center for
Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge
(law firm) (1988–1990); Vice President of Corporate Affairs and General
Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former
Chairman of the Board, Southwest Florida Community Foundation
(charitable organization); Former Directorships: ICI Mutual Insurance
Company (2007–2015); Sun Capital Advisers Trust (mutual funds)
(2007–2012); Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance,
executive committees)
		68	—

26 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990
Jacob Safra Professor of International Banking and Professor of Finance,
The Wharton School, University of Pennsylvania (1972–present); formerly:
Director, The Wharton Financial Institutions Center (1994–2020); Vice Dean
and Director, Wharton Undergraduate Division (1995–2000) and Director,
The Lauder Institute of International Management Studies (2000–2006);
Member FDIC Systemic Risk Advisory Committee (2011–present), member Systemic Risk Council (2012–present) and member of the
Advisory Board of the Yale Program on Financial Stability (2013–present);
Former Directorships: Co-Chair of the Shadow Financial Regulatory
Committee (2003–2015), Executive Director of The Financial Economists
Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013),
Director of The Aberdeen Singapore Fund (2007–2018), Director, The
Aberdeen Japan Fund (2007–2021) and Nonexecutive Director of Barclays
Bank DE (2010–2018)
		68	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President and General Counsel, RLJ Lodging Trust[2] (since 2023); formerly Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (2011–2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21[4]	Director, Great Elm Capital Corp. (business development company) (since 2022)
Rebecca W. Rimel (1951) Board Member since 1995
Directorships: Washington College (since July 2023); Formerly: Executive
Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive
Committee, Philadelphia Chamber of Commerce (2001–2007); Director,
Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson
Foundation (charitable organization) (1994–2012); President, Chief
Executive Officer and Director (1994–2020) and Senior Advisor
(2020–2021), The Pew Charitable Trusts (charitable organization); Director,
BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare)
(2009–2021); Director, Becton Dickinson and Company[2] (medical technology company) (2012–2022)
		68	Director, The Bridgespan Group (nonprofit organization) (since October 2020)
Catherine Schrand (1964) Board Member since 2021	Celia Z. Moh Professor of Accounting (2016–present) and Professor of Accounting (1994–present); Directorships: Advisory Board Member, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); Former positions: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016–2019)	68	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	68	—
Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present
Head of Americas CEO Office, DWS (2023–present), Head of Fund Administration, Head of Product
Americas and Head of U.S. Mutual Funds, DWS (2017–present); Vice President, DWS Service Company
(2018–present); President, DB Investment Managers, Inc. (2018–present); President and Chief Executive
Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern
Europe Fund, Inc. (2017–present); Vice President, DWS Investment Management Americas, Inc.
(2023–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the
DWS funds (2013–2019); Secretary, DWS USA Corporation (2018–2023); Assistant Secretary, DWS
Investment Management Americas, Inc. (2018–2023); Assistant Secretary, DWS Trust Company
(2018–2023); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The
Central and Eastern Europe Fund, Inc. (2013–2020); Assistant Secretary, DWS Distributors, Inc.
(2018–2023); Directorships: Director of DWS Service Company (2018–present); Director of DB
Investment Managers, Inc. (2018–present); Director of Episcopalian Charities of New York
(2018–present); Interested Director of The European Equity Fund, Inc., The New Germany Fund, Inc. and
The Central and Eastern Europe Fund, Inc. (2020–present); Director of ICI Mutual Insurance Company
(2020–present); Director of DWS USA Corporation (2023–present); Director of DWS Investment
Management Americas, Inc. (2023–present); and Manager of DBX Advisors LLC. (2023–present)

John Millette[8] (1962) Vice President and Secretary, 1999–present
Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas,
Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX
ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European
Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
(2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and
Assistant Secretary, DBX ETF Trust (2019–2020)

Deutsche DWS Variable Series I — DWS Global Small Cap VIP	| 27

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Ciara Crawford[9] (1984) Assistant Secretary, 2019–present
Fund Administration (Specialist), DWS (2015–present); Assistant Secretary, DWS Service Company
(2018–present); Assistant Secretary of U.S. Mutual Funds, DWS (2019–present); Assistant Secretary,
DWS USA Corporation (2023–present); Assistant Secretary, DBX Advisors, LLC (2023–present);
Assistant Secretary, DWS Investment Management Americas, Inc. (2023–present); Assistant Clerk, DWS
Trust Company (2023–present); formerly, Legal Assistant at Accelerated Tax Solutions

Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and
Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity
Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present);
formerly: Assistant Treasurer for the DWS funds (2007–2018)

Yvonne Wong[8] (1960) Assistant Treasurer, since December 1, 2023	Fund Administration (Senior Analyst), DWS; Assistant Treasurer, DBX ETF Trust (since November 14, 2023)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present
Fund Administration Treasurer's Office (Co-Head since 2018), DWS; Director and Vice President, DWS
Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer,
The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2018–present)

Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present
Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The
European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund,
Inc. (2016–present)

Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present
Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer,
DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New
Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary,
Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017);
and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)

Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, 2021–present
Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company
(2021–present); AML Officer, DBX ETF Trust (2021–present); AML Officer, The European Equity Fund,
Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2021–present);
formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]
Mr. Perry and Ms. Daugherty are each an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity
500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds,
Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS
Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS
Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Daugherty are each a Board Member of each other Trust.

[4]
Mr. Perry and Ms. Daugherty each oversees 21 funds in the DWS Fund Complex as a Board Member of various Trusts. Mr. Perry and
Ms. Daugherty are each an Advisory Board Member of various Trusts/Corporations comprised of 47 funds in the DWS
Fund Complex.

[5]
As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons”
of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, New York 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

28 |	Deutsche DWS Variable Series I — DWS Global Small Cap VIP

Notes

Notes

Notes

VS1glosc-2  (R-025821-13 2/24)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Ms. Catherine Schrand, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutche DWS variable series I

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2023	$198,753	$0	$27,195	$0
2022	$198,753	$0	$31,044	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2023	$0	$424,143	$0
2022	$0	$148,212	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2023	$27,195	$424,143	$0	$451,338
2022	$31,044	$148,212	$0	$179,256

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm and (i) and (j) are not applicable.

***

In connection with the audit of the 2022 and 2023 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche DWS Variable Series I

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/15/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	2/15/2024

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	2/15/2024